Exhibit 10.1


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                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

                                      AMONG

                        CENTERLINE MORTGAGE CAPITAL INC.,
                             a Delaware corporation

                                       AND
                       CENTERLINE MORTGAGE PARTNERS INC.,
                             a Delaware corporation

                                       AND

                          CITICORP USA, INC., as Agent

                                       AND

                            THE LENDERS PARTY HERETO

                            Dated as of May 30, 2007



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                                TABLE OF CONTENTS

                                                                           Page


1.      DEFINITIONS...........................................................1

2.      THE CREDIT...........................................................12

3.      COLLATERAL...........................................................20

4.      CONDITIONS PRECEDENT.................................................25

5.      REPRESENTATIONS AND WARRANTIES.......................................28

6.      AFFIRMATIVE COVENANTS................................................39

7.      NEGATIVE COVENANTS...................................................44

8.      DEFAULTS; REMEDIES...................................................50

9.      NOTICES..............................................................58

10.     REIMBURSEMENT OF EXPENSES; INDEMNITY.................................60

11.     FINANCIAL INFORMATION................................................62

12.     AGREEMENTS CONCERNING THE AGENT AND THE LENDERS......................62

13.     MISCELLANEOUS........................................................71


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                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

        THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Agreement"), is dated as of May 30, 2007, by and among CENTERLINE MORTGAGE CAPITAL INC., a Delaware corporation, CENTERLINE MORTGAGE PARTNERS INC., a Delaware corporation, the lenders from time to time party hereto (together with any successors and assigns thereof, being hereinafter referred to individually as a "Lender" and collectively as the "Lenders") and CITICORP USA, INC., in its capacity as one of the Lenders and as agent (it and its successors in that capacity called the "Agent") for the Lenders.

        For good and valuable consideration, the amount and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.      DEFINITIONS.

        1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the exhibits hereto) shall have the following meanings:

               "Additional Lender" means a Person admitted as a Lender under this Agreement by the terms of an amendment hereto.

               "Advance"   means  a  disbursement   by  the  Lenders  under  the
        Commitment pursuant to Article 2 of this Agreement.

               "Advance Date" means, for any Advance, the date it is disbursed.

               "Advance Request" has the meaning set forth in Section 2.2(a) hereof.

               "Affiliate" of any Person means (a) any other Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person or (b) any other Person who is director or officer (i) of such Person or (ii) of any Person described in the preceding clause (a). For purposes of this definition "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise or owning or possessing the power to vote ten percent (10%) or more of any class of voting securities of any Person. Without limiting the generality of the foregoing, for purposes of this Agreement, Borrower and each of its respective Subsidiaries shall be deemed to be Affiliates of one another.

               "Agency" means Fannie Mae, Freddie Mac or Ginnie Mae.

               "Agency Security" means a Mortgage-backed Security issued or guaranteed by any Agency.

               "Agent" means, at any time, Citicorp USA, Inc. or its successors acting as agent for Lenders under the Loan Documents.



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               "Agreement" means this Warehousing Credit and Security Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

               "Approved Custodian" means a pool custodian or other Person designated by an Agency or that Agent deems acceptable, in its reasonable discretion, to hold Mortgage Loans for inclusion in a Mortgage Pool or to hold Mortgage Loans as agent for an Investor that has issued a Purchase Commitment for those Mortgage Loans.

               "Authorized Representatives" has the meaning set forth in Section
        5.17 hereof.

               "Basic Rate" has the meaning set forth in Section 2.4(a) hereof.

               "Borrower" means CMC or CMP individually or collectively and jointly and severally, and shall be deemed to refer to "Borrower" or "Borrowers", all as the particular context suggests.

               "Business Day" means any day excluding Saturday, Sunday and any day on which Agent is closed for business. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

               "Cash Collateral Account" means the non-interest bearing demand checking account established with, maintained by, and pledged to Agent for the benefit of Lenders into which shall be deposited the proceeds from any sale of Collateral.

               "CHC" means Centerline Holding Company a statutory trust created under the laws of Delaware

               "CMC"  means   Centerline   Mortgage  Capital  Inc.,  a  Delaware
        corporation, a Borrower hereunder.

               "CMP"  means  Centerline   Mortgage  Partners  Inc.,  a  Delaware
        corporation, a Borrower hereunder.

               "Collateral" has the meaning set forth in Section 3.3 hereof.

               "Collateral Custodian" means Deutsche Bank National Trust Company or any successor in its capacity as custodian and bailee for the Agent and the Lenders under the Custodial Agreement.

               "Collateral Documents" means all of the documents and other items described on Exhibit "C" hereto and required to be delivered to the Agent or the Collateral Custodian in connection with an Advance.



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               "Collateral  Value" means, as of any date of  determination,  (a)
        with respect to any Eligible Loan, the lesser of (1) the amount of the Advance permitted against such Eligible Loan under Exhibit B or (2) the Fair Market Value of such Eligible Loan; and (b) if Eligible Loans have been exchanged for Agency Securities, the lesser of (1) the amount of any Advances outstanding against the Eligible Loans backing the Agency Securities or (2) the Fair Market Value of the Agency Securities.

               "Commitment" means the commitment of the Lenders to make Advances hereunder in an aggregate principal amount at any time outstanding that shall not exceed an amount equal to THREE HUNDRED MILLION AND NO/100 DOLLARS ($300,000,000.00), subject to any increases or decreases of such amount pursuant to the terms of this Agreement; provided, however, that no Lender's portion of such Advances may ever exceed its Commitment Amount.

               "Commitment Amount" means, with respect to each Lender, the amount set forth opposite its name and so designated on Schedule 1 hereto, as the same may be amended and as that amount may be canceled or terminated under this Agreement.

               "Commitment Fee" has the meaning set forth in Section 2.8 hereof.

               "Commitment Percentage" means, at any time, for any Lender, the proportion (stated as a percentage) that its Commitment Amount bears to the total Commitment subject to any adjustment by the Agent pursuant to the terms of this Agreement.

               "Committed Purchase Price" means for an Eligible Loan (a) the dollar price as set forth in the Purchase Commitment or, if the price is not expressed in dollars, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in a Purchase Commitment for the Eligible Loan, or (b) if the Eligible Loan is to be used to back an Agency Security, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in a Purchase Commitment for the Agency Security.

               "Compliance's Certificate" means a certificate executed on behalf of the Borrower by its chief financial officer or its treasurer or by such other officer as may be designated herein, in substantially the form of Exhibit "F" hereto.

               "Constituent Documents" means, with respect to any Person, its articles or certificate of incorporation, constitution, bylaws, partnership agreements, organizational documents, limited liability company agreements, or such other document as may govern such entity's formation or organization.

               "Custodial Agreement" means that certain custodial agreement dated of even date herewith among the Borrower, Agent and the Collateral Custodian, as supplemented, amended, or modified from time to time.

               "Default" means the occurrence of any event or existence of any condition which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.



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               "Deficiency" has the meaning set forth in Section 2.5(d) hereof.

               "Default Rate" has the meaning set forth in Section 2.4(c) hereof.

               "DUS Program" means Fannie Mae's Delegated Underwriting and Servicing Program.

               "Eligible Loan" means a Mortgage Loan that, at all times during the term of this Agreement, (a) is, without duplication, an Other Fannie Mae Mortgage Loan, a Fannie Mae DUS Mortgage Loan, a FHA Project Mortgage Loan, a FHA Construction Mortgage Loan, or a Freddie Mac Mortgage Loan (b) is evidenced by loan documents that are the standard forms approved by Fannie Mae or Freddie Mac or FHA, subject to negotiated modifications to the forms approved by Fannie Mae, Freddie Mac, or FHA or forms previously approved, in writing, by the Agent in its reasonable discretion; (c) is validly pledged to the Agent, subject to no other Liens; (d) is not in violation of any of the Borrower's representations and warranties set forth in this Agreement applicable to such Mortgage Loan; (e) except in the case of FHA Construction Mortgage Loans, has closed less than twenty-five (25) days prior to the date of the Advance made in connection with such Eligible Loan; (f) has a combined loan to value ratio of ninety percent (90%) or less, such ratio being based on the principal balance of such Mortgage Loan (and the balances of any superior mortgages against the applicable Mortgaged Property); and (g) is covered by a Purchase Commitment..

               "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification (on the basis of which an Agency Security is to be issued), (b) there exists a Purchase Commitment covering the related Agency Security, and (c) such Agency Security will be delivered to the Collateral Custodian.

               "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

               "ERISA Plan" has the meaning set forth in Section 5.10 hereof.

               "Event of Default" means the occurrence of any of the conditions or events set forth in Section 8.1 hereof.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

               "Fair Market Value" means, at any time for an Eligible Loan or a related Agency Security (if the Eligible Loan is to be used to back an Agency Security) as of any date of determination, (a) the Committed Purchase Price if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac or the Eligible Loan is to be exchanged for an Agency Security and that Agency Security is covered by a Purchase Commitment from an Investor, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by Agent based on market data for similar Mortgage


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        Loans or  Agency  Securities  and such  other  criteria  as Agent  deems appropriate in its sole discretion.

               "Federal Funds Rate" means for any day, the rate per annum (rounded upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
        (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Agent on such day on such transactions from three Federal funds brokers of recognized standing.

               "Fannie Mae" means the Federal National Mortgage Association, a corporation created under the laws of the United States, and any successor thereto.

               "Fannie Mae DUS Mortgage Loan" means a permanent Mortgage Loan on a Multifamily Property or other Mortgaged Property originated in compliance with Fannie Mae's DUS Program.

               "Fannie Mae Loan Loss Reserves" means reserves established by the Borrower to absorb estimated future losses related to Fannie Mae DUS Mortgage Loans sold by the Borrower to Fannie Mae.

               "Fannie Mae Reserve Account" means that certain lender reserve account established in favor of Fannie Mae by the Borrower and maintained at US Bank pursuant to that certain the Amended and Restated Fannie Mae Delegated Underwriting and Servicing Master Loss Sharing Agreement dated as of September 30, 2005 by and among Fannie Mae, the Borrower and US Bank, as amended and in effect.

               "FHA" means the Federal Housing Administration and any successor thereto.

               "FHA Construction Mortgage Loan" means a FHA fully insured Mortgage Loan for the construction or rehabilitation of a Multifamily Property or other Mortgaged Property originated in compliance with FHA requirements applicable to such Mortgage Loan.

               "FHA Project Mortgage Loan" means a FHA fully insured Multifamily Mortgage Loan or other Mortgaged Property originated in compliance with FHA requirements applicable to such Mortgage Loan.

               "Freddie Mac" means the Federal Home Loan Mortgage Corporation, a corporation created under the laws of the United States, and any successor thereto.



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               "Freddie  Mac  Loan"  means  a  permanent   Mortgage  Loan  on  a
        Multifamily   Property  or  other  Mortgaged   Property   originated  in
        compliance with Freddie Mac's Program Plus Guide or shared risk program.

               "FICA" means the Federal Insurance Contributions Act or any successor statute.

               "First Mortgage" means a Mortgage that constitutes a first Lien on the real property covered by the Mortgage.

               "First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

               "Funding Account" means the non-interest bearing demand checking account established with, maintained by, and pledged to Agent for the benefit of Lenders into which shall be deposited the proceeds of Advances, and from which funds shall be disbursed for the funding or acquisition of Mortgage Loans.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

               "Gestation Agreement" means an agreement between the Borrower and any Person under which the Borrower agrees to sell or finance (a) a Pledged Loan prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date the Agency Security is issued.

               "Ginnie Mae" means the Government National Mortgage Association and any successor thereto.

               "Hedging Arrangement" means an arrangement designed to protect a Person from fluctuations in interest rates or asset values and not acquired by a Person for speculation.

               "HUD" means the Department of Housing and Urban Development and any successor thereto.

               "Indebtedness" means all obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the consolidated balance sheet of the Borrower and the Borrower's Subsidiaries as liabilities, including in any event and whether or not so classified:
        (a) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Borrower and its Subsidiaries and all obligations representing the deferred purchase price of property, (b) all obligations evidenced by bonds, notes, debentures or other similar instruments; (c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability


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        secured  thereby  shall  have  been  assumed;  and (d)  all  guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligations with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries; but excluding, in all events obligations arising under operating leases and accounts payable arising in the ordinary course of business, loan loss reserves, and deferred taxes.

               "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.

               "Ineligible Loans" has the meaning set forth in Section 12.15 hereof.

               "Interim Date" has the meaning set forth in Section 4.1(d) hereof.

               "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

               "Investment" means the acquisition of any real or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms) , or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof, but excluding Mortgage Loans, Agency Securities, and any real property acquired on exercise of rights under a Mortgage Loan.

               "Investor" means Fannie Mae, Freddie Mac or a financially responsible private institution that Agent deems acceptable, in its sole discretion, to issue Purchase Commitments with respect to a particular category of Eligible Loans.

               "Late Charge" has the meaning set forth in Section 2.4(d) hereof.

               "Lender" has the meaning set forth in the first paragraph of this Agreement.

               "Legal Requirements" shall mean all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to any Pledged Assets, Fannie Mae, FHA, Freddie Mac, Ginnie Mae, zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all


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        orders and  directives  of any court,  governmental  agency or authority having or claiming jurisdiction with respect thereto.

               "LIBOR Rate" means the One Month LIBOR Rate as published in the "Money Rates" section of The Wall Street Journal Eastern Edition (notwithstanding any language in such Money Rates section regarding the effective date of such published rate) in effect on the first (1st) day of each and every calendar month during the term of this Agreement. The LIBOR Rate shall be determined once a month as of the first publication day for that calendar month, and the interest rate charged under the Notes shall be adjusted as of the first (1st) day of each calendar month to reflect changes to the LIBOR Rate. The initial interest rate charged under the Notes shall be based upon the first publication day preceding the date hereof. If The Wall Street Journal shall not publish the One Month LIBOR Rate on the first (1st) day of a particular calendar month, then the applicable LIBOR Rate shall be the One Month LIBOR Rate that was previously published the closest day thereafter. If the Agent determines that use of the LIBOR Rate would violate any applicable law or regulation, or if The Wall Street Journal shall cease publishing such rate, then the Agent, in its sole and absolute discretion, will choose a new rate which is based upon comparable information and to the extent available, published in a publicly available source, and provide notice to Borrower of such choice. The Agent's determination of the LIBOR Rate shall be conclusive and binding on Borrower.

               "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

               "Loan" has the meaning set forth in Section 2.1(a) hereof.

               "Loan Documents" means this Agreement, the Notes, and each other document, instrument or agreement executed by the Borrower or any other Person in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

               "Majority Lenders" means, at any date, the Lenders holding not less than fifty-one percent (51%) of the Commitment or, if the Commitment has expired, the aggregate outstanding principal balance of Advances.

               "Master Credit Agreement" means any agreement between Borrower and one or mortgagors under which Borrower makes Special Fannie Mae Mortgage Loans to those mortgagors secured by Mortgages on Multifamily Properties.

               "Maturity Date" means the earlier of May 29, 2008 or the date upon which the whole of the Commitments are terminated or the Loan is accelerated in accordance with applicable provisions of this Agreement.

               "Mortgage" means a mortgage, deed of trust, deed to secure debt or other form of mortgage instrument, appropriate and effective for the U.S. jurisdiction where the real estate is located to create, perfect and maintain in full force and effect a first or second or


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        third,  as  permitted  by any  Agency in  connection  with its  Purchase
        Commitment of any Eligible Loan, priority mortgage lien against it, securing a Mortgage Note and granting a perfected first or second or third, as permitted by any Agency in connection with its Purchase Commitment of any Eligible Loan, priority lien on real, personal, or mixed property consisting of land, improvements and other property more particularly described therein.

               "Mortgage-backed Securities" means securities that are secured or otherwise backed by Mortgage Loans.

               "Mortgage  Loan"  means any loan  evidenced  by a Mortgage  Note.

               "Mortgage Note" means a note secured by a Mortgage.

               "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note.

               "Mortgage Pool" means a pool of Mortgage Loans that were warehoused with the Agent, on the basis of which there is to be issued a Mortgage-backed Security.

               "Mortgaged Property" means the property, real, personal, tangible or intangible, securing a Mortgage Note.

               "Multiemployer  Plan" means a "multiemployer  plan" as defined in
        Section 4001(a)(3) of ERISA that is maintained for employees of the Borrower or a Subsidiary of the Borrower.

               "Multifamily Mortgage Loan" means a Mortgage Loan secured by a Mortgage on improved Multifamily Property.

               "Multifamily Property" means real property containing or which will contain more than four (4) dwelling units and as more particularly defined by the regulations promulgated by HUD.

               "Note" means any promissory note delivered by Borrower to a Lender or Additional Lender pursuant to Section 2.3 or Section 12.15 in the form attached hereto as Exhibit "I" and all renewals, modifications and extensions thereof. "Notes" means, collectively, each Lender's and Additional Lender's Note.

               "Notices" has the meaning set forth in Article 9 hereof.

               "Obligations" means any and all indebtedness, obligations, and liabilities of the Borrower to each Lender and the Agent (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents, or any of them, and any renewals, extensions, modifications, enlargements, reinstatements or rearrangements thereof.



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               "Operating  Account" means a demand deposit account maintained at
        Agent in the name of the Borrower to be charged from time to time for payment of the Obligations, and designated for funding that portion of each Eligible Loan not funded by an Advance made against that Eligible Loan and for returning any excess payment from an Investor for a Pledged Asset.

               "Other Fannie Mae Mortgage Loan" means a permanent Mortgage Loan on a Multifamily Property or other Mortgaged Property in compliance with and covered by a Purchase Commitment issued by Fannie Mae (other than a Fannie Mae DUS Mortgage Loan or a Special Fannie Mae Mortgage Loan).

               "Permitted Intercompany Subordinated Debt" means indebtedness owed by the Borrower and/or one or more of its Subsidiaries to an Affiliate (other than one another), which indebtedness has a maturity date which is later than the Maturity Date, and which is subordinate to the Obligations pursuant to a subordination agreement reasonably satisfactory to the Agent.

               "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and federal and state governments and agencies or regulatory authorities and political subdivisions thereof.

               "Pledged Assets" means, collectively, Pledged Loans and Pledged Securities.

               "Pledged Hedging Accounts" has the meaning set forth in Section 3.3(h) hereof.

               "Pledged  Hedging  Arrangement"  has the  meaning  set  forth  in
        Section 3.3(h) hereof.

               "Pledged Loans" has the meaning set forth in Section 3.3(b) hereof.

               "Pledged Securities" has the meaning set forth in Section 3.3(c) hereof.

               "Purchase Commitment" a written commitment, in form and substance reasonably satisfactory to Agent, issued in favor of any the Borrower by an Investor under which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

               "Rating Agencies" means Standard & Poor's, Moodys, or any other nationally recognized Person reasonably acceptable to Agent in the business of rating creditworthiness.

               "Receivables" has the meaning set forth in Section 3.3(g) hereof.

               "Release Amount" has the meaning set forth in Section 3.5(f) hereof.

               "Serviced Loans" means each of those loans secured by a mortgage lien on a multi-family residential property, health care facility, senior citizen facility or other


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        property,  with  respect to which the  Borrower  provides  servicing  or subservicing (but only if such subservicing is technically styled as subservicing but is performed under a contract directly between the Borrower and Fannie Mae, Freddie Mac or Ginnie Mae) pursuant to a Servicing Contract.

               "Servicing Contract" means each direct agreement with the owner of the subject Serviced Loans, as it may be amended from time to time, pursuant to which the Borrower services Serviced Loans.

               "Servicing Portfolio" means the portfolio of Servicing Contracts pursuant to which the Borrower has the rights to service Serviced Loans.

               "Servicing Rights" means all rights of the Borrower as a servicer or subservicer (but only if such subservicing is technically styled as subservicing but is performed under a contract directly between the Borrower and Fannie Mae, Freddie Mac or Ginnie Mae) of Serviced Loans.

               "Special Fannie Mae Mortgage Loan" means a permanent Mortgage Loan on one or more Multifamily Properties originated by Borrower under a Master Credit Facility Agreement and evidenced by one or more Mortgage Notes in the possession of Fannie Mae.

               "Statement Date" has the meaning set forth in Section 4.1(d) hereof.

               "Subordinated Debt" means, with respect to any Person, all Indebtedness of such Person, for borrowed money, which is, by its terms (which terms shall have been approved by the Majority Lenders) or by the terms of a subordination agreement, in form and substance satisfactory to the Majority Lenders, effectively subordinated in right of payment to the Obligations.

               "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

               "Tangible Net Worth" means, as to the Borrower (on a non-consolidated basis), as of the date of determination, the excess of such Persons' Total Assets over Total Liabilities, MINUS intangible assets, PLUS, to the extent not otherwise included in determining "Tangible Net Worth" (i) Fannie Mae Loan Loss Reserves, (ii) Servicing Contracts valued at the lesser of book value or fair market value, and
        (iii) any Permitted Intercompany Subordinated Debt. For purposes of calculating the Tangible Net Worth of the Borrower and its Subsidiaries, advances or loans to shareholders, directors, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Indebtedness of such Persons, intangible assets, those other assets that would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of that date, as those requirements appear in

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        "Consolidated  Audit Guide for Audits of HUD Programs," and other assets
        Agent deems unacceptable, in its sole discretion, shall be excluded from such Person's Total Assets.

               "Total Assets" means, at the time of determination, all assets of the Borrower (on a non-consolidated basis) determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered pursuant to the Agreement.

               "Total Liabilities" means as to the Borrower (on a non-consolidated basis), as of the date of determination, all liabilities of the Borrower determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered pursuant to the Agreement and, whether or not so classified, all redemption obligations, and off-balance sheet financial transactions as to which there is recourse to the Borrower.

               "Trust Receipt" means a trust receipt in a form approved by the Agent and pursuant to which the Collateral Custodian may deliver any document relating to the Collateral to the Borrower for correction or completion.

               "UCC" means the Uniform Commercial Code in effect in the state of New York, or any other applicable jurisdiction.

        1.2    Other Definitional Provisions.

                (a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

                (b) Defined terms may be used in the singular or the plural, as the context requires.

                (c) All references to time of day shall mean the then applicable time in New York, New York, unless expressly provided to the contrary.

                (d) References in any of the Loan Documents to any property being pledged to the Agent or any Liens or security interests being granted to or held by the Agent (or required so to be) shall mean, respectively, pledged to, granted to or held by Agent for itself as Lender and as agent for the other Lenders.

2.      THE CREDIT.

        2.1    The Commitment.

               (a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, each Lender severally and not jointly agrees, from time to time during the period from the date hereof up to, but not including the Maturity Date, to make Advances to the Borrower, provided, however, that (1) the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed the Commitment, and (2) no Lender's portion of the


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        Advances  shall exceed such Lender's  Commitment  Amount.  The aggregate amount of all Advances outstanding from time to time hereunder may hereinafter collectively be referred to as the "Loan." Within the Commitment, the Borrower may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Notes and for the performance of all the Obligations of the Borrower.

               (b) Advances shall be used by the Borrower solely for the purpose of funding the origination of Eligible Loans as specified in the Advance Request, and none other, and shall be made at the request of the Borrower in the manner hereinafter provided in Section 2.2, against the pledge of such Mortgage Loans, and such other collateral as is set forth in Section 3.3 hereof as Collateral therefor.

               (c) In addition to the limitations set forth in this Agreement, each Advance to fund an Eligible Loan shall be limited to the lesser of
        (x) the Mortgage Note Amount, or (y) the Committed Purchase Price amount.

               (d) In the event at any time the outstanding principal balance of the Loan should exceed the lesser of (x) the Commitment or (y) the aggregate Collateral Value of all Eligible Loans against which Advances are then outstanding, the Borrower shall repay such excess amount on demand to the Agent so that the outstanding principal balance of the Loan is in compliance with the terms and provisions hereof.

2.2     Procedures for Obtaining Advances.

               (a) The Borrower may obtain an Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2 and in Exhibit C attached hereto and made a part hereof. Requests for Advances shall be initiated by the Borrower (i) by delivering to the Agent, with a copy to the Collateral Custodian, not later than 1 Business Day before the Business Day on which the Borrower desires the Advance, a completed and signed request for an Advance (an "Advance Request") in the form of Exhibit A attached hereto and made a part hereof, The Agent shall have the right, on not less than three (3) Business Days' prior notice to the Borrower, to modify the form of the Advance Request or any exhibits hereto, subject to the prior written consent of the Borrower, not to be unreasonably withheld, and, as so modified, said Advance Request or exhibits shall be deemed a part hereof.

               (b) Subject to the delivery of an Advance Request, and the satisfaction of the conditions set forth in Sections 4.1 and 4.2, the Borrower is entitled to obtain an Advance under this Agreement upon compliance with the procedures set forth in this Section and in the applicable Exhibit C, including delivery to Collateral Custodian of all required Collateral Documents.

               (c) Absent contrary written notice from a Lender received by Agent by 2:00 p.m. on the Advance Date, Agent may assume that each Lender has made its Commitment Percentage of an Advance under an Advance Request available to Agent on


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        the Advance Date and may,  but is not  obligated  to, make  available to
        Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of that Advance available to Agent on the Advance Date (whether because of that Lender's default, because that Lender is not open for business on that Business Day, or otherwise) then Agent may recover that amount on demand (i) from that Lender, together with interest at the Federal Funds Rate, during the period from the Advance Date to the date Agent recovers that amount from that Lender - which payment is deemed to be that Lender's Commitment Percentage of that Advance or (ii) if that Lender fails to pay that amount upon demand, then from Borrower together with interest at an annual interest rate equal to the rate applicable to the requested Advance during the period from the Advance Date to the date Agent recovers that amount from Borrower. If any Lender fails to fund its Commitment Percentage in any Advance, the other Lenders shall be entitled, but not obligated, to fund
        the  defaulting   Lender's   Commitment   Percentage  in  such  Advance.
        Thereafter,  the Commitment  Percentage of each Lender shall be adjusted
        accordingly.   Nothing  in  these  provisions   changes  or  limits  the
        obligation of each Lender to lend its Commitment Percentage of each Advance. Each Lender assumes the credit risk for amounts lent by Agent pursuant to this Section 2.2(c) from the time the Advance is made available to or for the Borrower, and, after Agent has recovered the amount of interest provided for in clause (i) above of this Section 2.2(c), is entitled to interest on such amount lent from such time.

               (d) Although no Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Advance, that failure does not excuse any other Lender from making its Commitment Percentage of that Advance.

               (e) To make an Advance, the Agent shall credit the Borrower's Funding Account upon compliance by the Borrower with the terms of this Agreement.

        2.3 Notes. The Borrower's obligation to pay the principal of, and accrued and unpaid interest on, all Advances made by the Lenders shall be evidenced by the Notes of the Borrower in favor of each Lender. All terms and provisions of the Notes are hereby incorporated herein.

        2.4    Interest.

        (a) Except as provided in Section 2.4(c) below, the unpaid amount of each Advance hereunder shall bear interest from the date of such Advance until paid in full, at a rate of interest (the "Basic Rate") equal to a floating rate of interest which is equal to 50 basis points (0.50%) per annum over the LIBOR Rate.

        (b) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on or before the 25th day of each calendar month until the Maturity Date when the entire outstanding principal balance of the Notes together with all accrued and unpaid interest thereof shall immediately become due and payable. If Borrower does not pay interest when due following the invoice pursuant to Section 2.7, Borrower authorizes Agent to charge the Operating


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               Account for the payment of accrued  and unpaid  interest  for any calendar month; Agent shall notify Borrower of such charge.

        (c) Obligations not paid when due (whether at stated maturity, upon acceleration following the occurrence of an Event of Default or otherwise) shall bear interest, from the date due until paid in full, at a rate of interest ("Default Rate") at all times equal a floating rate of interest which is equal two percent (2%) per annum over the Basic Rate, said interest to be payable on demand by Agent.

        (d) The Borrower shall pay, upon billing therefor, a "Late Charge" equal to five percent (5%) of the amount of any payment of principal, other than principal due at the Maturity Date (or the date on which the Agent accelerates the time for payment of the Loan after the occurrence of an Event of Default), interest, or other Obligations, which are not paid within ten (10) days of the due date thereof. Late Charges are: (a) payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Agent and the Lenders for administrative and processing costs incident to late payments, (c) not interest, and
               (d) not subject to refund or rebate or credit against any other amount due.

        (e) Notwithstanding any other provision of this Agreement, if, pursuant to this Agreement, the Agent debits the Borrower's Operating Account to honor an item presented against the Operating Account and that debit or direction results in an overdraft, the Agent may, but in no event shall be obligated to, make an additional Advance to fund that overdraft (an "Overdraft Advance"). The Borrower shall pay the outstanding amount of any Overdraft Advance within one (1) Business Day after the date of the Overdraft Advance.

        2.5    Principal Payments.

               (a) Upon acceleration of the Loan, if the Loan has been accelerated by the Agent (or the Facility has been automatically terminated) upon an Event of Default, or at the Maturity Date, all accrued and unpaid interest, principal and other Obligations due with respect to the Loan shall be due and payable in full, and the principal balance and such other Obligations, but not unpaid interest, shall continue to bear interest at the Default Rate until so paid.

               (b) The Borrower shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty.

               (c) The Borrower shall be obligated to pay to the Agent on behalf of the Lenders, without the necessity of prior demand or notice from the Agent or any Lender, and the Borrower authorizes the Agent on behalf of the Lenders to charge the Operating Account or any other accounts of the Borrower in Agent's possession for the amount of any outstanding Advance against a specific Pledged Asset upon the earliest occurrence of any of the following events:



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        1.     Upon the  earlier to occur of (x) the  payment  of the  Committed
               Purchase Price from an Investor with respect to any Pledged Asset or (y) that date which is ninety (90) days from the date of the funding of such Advance;

        2. On the date an Advance was made if the Pledged Loan that was to have been funded by that Advance is not closed and funded;

        3. Three (3) Business Days elapse from the date an Advance was made against a Pledged Loan, without receipt by the Collateral Custodian of the Collateral Documents relating to that Pledged Loan required to be delivered on that date, or such Collateral Documents, upon examination by Collateral Custodian, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment and the Borrower fails to cure such non-compliance within three (3) Business Days after written notice thereof;

        4. Ten (10) Business Days elapse without the return of a Collateral Document delivered by Collateral Custodian to the Borrower under a Trust Receipt for correction or completion;

        5. Three (3) Business Days after Borrower has received written notice that a Pledged Loan is determined to have been originated or issued based on materially untrue, incomplete or inaccurate information or otherwise to be subject to fraud, whether or not the Borrowers had knowledge of the misrepresentation, incomplete or incorrect information or fraud;

        6. On the date the Pledged Loan or a Lien prior to the Pledged Loan is defaulted and remains in default for a period of 60 days or more;

        7. On the mandatory delivery date of the related Purchase Commitment if the specific Pledged Loan has not been delivered under the Purchase Commitment prior to such mandatory delivery date, or on the date the related Purchase Commitment expires or is terminated;

        8. Three (3) Business Days after the date a Pledged Loan is rejected for purchase by an Investor unless another Purchase Commitment is provided within that 3 Business Day period;

        9.     On the date the  Pledged  Loan does not  qualify  as an  Eligible
               Loan; and

        10. Upon the sale, other disposition or prepayment of any Pledged Asset or, with respect to a Pledged Loan included in an Eligible Mortgage Pool, upon the sale or other disposition of the related Agency Security.

               (d) The proceeds of the sale or other disposition of Pledged Assets must be paid directly by the Investor to the Cash Collateral Account. The Borrower must give Notice to Agent (by telephone or electronic mail, and if by telephone, followed promptly by written notice) of the Pledged Assets for which proceeds have been received. Upon receipt of such Notice from the Borrower, Agent will apply any proceeds deposited into


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        the Cash Collateral Account to the payment of the Advance related to the
        Pledged Assets identified by the Borrower in its Notice, and those Pledged Assets will be considered to have been redeemed from pledge. Agent is entitled to rely upon the Borrower's affirmation that deposits in the Cash Collateral Account represent payments from Investors for the purchase of the Pledged Assets specified by the Borrower in its Notice. If the payment from an Investor for the purchase of Pledged Assets is less than the outstanding Advance against the Pledged Assets identified by the Borrower in its Notice (the "Deficiency"), the Borrower shall immediately deposit into the Cash Collateral Account the amount of such Deficiency in collected funds, and the Borrower authorizes Agent to charge the Borrower's Cash Collateral Account for the amount deposited by the Borrower to cover such Deficiency to be applied against such Advance. As long as no Default exists, Agent will transfer into the Borrower's Operating Account any excess payment from an Investor for Pledged Assets.

               (e) Agent reserves the right to revalue, based on market data for similar loans or other criteria that Agent deems to be appropriate, any Pledged Loan that is not covered by a Purchase Commitment from Fannie Mae, Freddie Mac, Ginnie Mae, or a financially responsible private institution that Agent deems acceptable to issue Purchase Commitments with respect to a particular category of Eligible Loans. Agent reserves the right to revalue any Pledged Loan that is to be exchanged for an Agency Security if that Agency Security is not covered by a Purchase Commitment based on market data for similar loans or other criteria that Agent deems to be appropriate. The Borrower must pay to Agent, without the necessity of prior demand or Notice from Agent, any amount required after any such revaluation to reduce the principal amount of the Advance outstanding against the revalued Pledged Loan to an amount equal to the Advance Rate for the applicable Eligible Loan type multiplied by the Fair Market Value of the respective Mortgage Loan.

        2.6 Expiration of Commitment. Unless extended or terminated earlier as permitted hereunder, the Commitment shall expire of its own term, and without the necessity of action by the Lenders or the Agent, at the close of business on the Maturity Date. However, the remainder of this Agreement shall remain in full force and effect until all amounts due on the Obligations have been paid in full. The Lenders have not made, and do not hereby make, any commitment to renew, extend, rearrange or otherwise refinance the outstanding and unpaid principal of the Notes or accrued interest thereon. In the event, however, the Lenders from time to time renew, extend, rearrange, increase and/or otherwise refinance any portion or all of any Obligation and any accrued interest thereon at any time, such refinancing shall be evidenced by appropriate promissory notes in form and substance satisfactory to the Lenders and, unless otherwise noted or modified at such time or times by the terms of such promissory note or any agreements executed in connection therewith, any such promissory notes and refinancing evidenced thereby shall be governed in all respects by the terms of this Agreement. Notwithstanding the foregoing, Borrower may terminate the Commitment upon not less than thirty (30) days prior written notice to the Agent. All Obligations of the Borrower shall automatically become due and payable, without demand or notice of any kind, on the effective date of such termination including, but not limited to, all Advances, accrued and unpaid interest, accrued and unpaid Non-Usage Fees and Agent's Fees through the effective date.



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        2.7    Payment Procedure.

               (a) Payments. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent on behalf of the Lenders not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due not later than 2:00 p.m. on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds. Any such payment made after 2:00 p.m. shall be deemed to be received on the next Business Day and, if applicable, interest thereon shall continue to accrue until such next Business Day. No Lender directly invoices Borrower for - and only Agent invoices Borrower for - interest under the Loan Documents. Agent may submit monthly billings reflecting payments due; however, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Agent to submit a billing nor any error in any such billing shall excuse the Borrower from the obligation to make full payment of all the Borrower's payment Obligations when due.

               (b) Distributions. When received under Section 2.7(a) above, Agent shall distribute each payment to each Lender ratably in accordance with its Commitment Percentage reasonably promptly after receipt but by no later than 4:00 p.m. on the Business Day the payment is deemed to be received by Agent under Section 2.7(a) above. If Agent fails to distribute any payment to any Lender as required by this Section 2.7(b), then Agent shall pay to that Lender on demand interest on that payment, from the date due under this clause until paid, at any annual interest rate equal from day to day to the Federal Funds Rate.

        2.8 Commitment Fee. In consideration of Lenders' agreement to make Advances available to Borrower under the Commitment, subject to the terms of this Agreement, Borrower shall pay to Agent a commitment fee equal to 0.05% of the Commitment (the "Commitment Fee"). The Commitment Fee shall be deemed fully earned, non refundable and payable upon the execution and delivery of this Agreement by the parties, notwithstanding the Commitment is never fully funded during the term of this Agreement.

        2.9 Bailee. Each Lender appoints Borrower - and Borrower shall act - as its bailee to (i) hold in trust for such Lender (A) the original recorded copy of the mortgage, deed of trust, or trust deed securing each Pledged Loan,
(B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Borrower) insuring the Borrower's perfected, first or second or third priority Lien, as permitted under the applicable Purchase Commitment from any Agency, created by that mortgage, deed of trust, or trust deed on each Pledged Loan, (C) the original insurance policies for each Pledged Loan, and (D) all other original documents relating to each Pledged Loan, including any promissory notes, any other loan documents, and supporting documentation, surveys, settlement statements, closing instructions, and Mortgage-backed Securities, and (ii) deliver to Agent any of the foregoing items as soon as reasonably practicable upon Agent's request.



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        2.10   Increased Costs;  Capital  Requirements.  In the event there is a change after the date of this Agreement in any applicable law, order, regulation or directive issued by any governmental or monetary authority, or any change after the date of this Agreement in the governmental or judicial interpretation or application thereof, and such change:

               (a)   Does or shall  subject  any  Lender  to any tax of any kind whatsoever with respect to this Agreement or any Advances made hereunder, or change the basis of taxation on payments to such Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of such Lender by the jurisdiction in which such Lender's principal office is located);

               (b) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

and the result of all of the foregoing taken as a whole is to increase the cost to such Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender or any Person controlling such Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such case, the Borrower shall promptly pay any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or reduced rate of return as reasonably determined by such Lender with respect to this Agreement or Advances made hereunder or such Lender's obligations hereunder. If a Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall notify the Borrower through the Agent of the event by reason of which it has become so entitled and the Borrower shall pay such amount within fifteen (15) days thereafter. Notwithstanding the foregoing, the Borrower shall not be obligated to pay any such additional amounts attributable to the period (the "Excluded Period") ending ninety (90) days prior to the date the Borrower receives written notice of the law, order, regulation, directive, change or request by reason of which such additional amounts are payable, except to the extent such additional amounts accrued during the Excluded Period due to the retroactive application of such law, order, regulation, directive, change or request, in which case the limitation set forth in this sentence shall not apply. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by a Lender, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. The obligations of the Borrower under this Section shall survive the payment of all other Obligations and the termination of this Agreement.

        2.11   Taxes.

               (a) Any and all payments by the Borrower to or for the account of the Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Agent and each Lender, taxes imposed on or measured by its


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        overall net income,  and  franchise  taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Agent or such Lender, as the case
        may  be,  is  organized   or  maintains  a  lending   office  (all  such
        non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), each of the Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

               (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

               (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Agent or any Lender, the Borrower shall also pay to the Agent or to such Lender, as the case may be, at the time interest is paid, such additional amount that the Agent or such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that the Agent or such Lender would have received if such Taxes or Other Taxes had not been imposed.

               (d) The Borrower agrees to indemnify the Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Agent and such Lender, (ii) amounts payable under Section 2.11(c) and (iii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Agent makes a demand therefor.

The Agreement of the Borrower contained in this Section 2.11 shall survive the expiration or termination of this Agreement and the payment in full of the Notes.

3.      COLLATERAL.

        3.1 Appointment of Collateral Custodian. Pursuant to the Custodial Agreement, DEUTSCHE BANK NATIONAL TRUST COMPANY has been appointed as Collateral



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Custodian to act as agent,  bailee,  and custodian for the exclusive  benefit of the Agent and the Lenders with respect to the Collateral and the Collateral Documents.

        3.2 Delivery of Collateral. As described in the Custodial Agreement and this Agreement, from time to time the Borrower shall deliver Collateral or cause Collateral to be delivered to the Collateral Custodian hereunder.

        3.3 Grant of Security Interest. As security for the payment of the Notes and for the payment and performance of all of the Borrower's Obligations hereunder, the Borrower hereby assigns and transfers all of its rights, titles and interests in and to and grants a security interest to the Agent for the benefit of the Lenders in the following described property, whether now owned or hereafter acquired by the Borrower (the "Collateral"):

        (a) All amounts advanced by Lenders to or for the account of the Borrower under this Agreement to fund a Mortgage Loan until that Mortgage Loan is closed and those funds disbursed.

        (b) All Mortgage Loans which from time to time are delivered or caused to be delivered to the Collateral Custodian for the benefit of the Agent and the Lenders, come into the possession, custody or control of the Collateral Custodian for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lenders hereunder (the "Pledged Loans").

        (c) All Mortgage-backed Securities that are created in whole or in part on the basis of Pledged Loans or are delivered or caused to be delivered to Collateral Custodian for the benefit of the Agent and the Lenders, or are otherwise in the possession of Collateral Custodian or its agent, bailee or custodian as assignee, or pledged to the Collateral Custodian, or for such purpose are registered by book-entry in the name of, the Collateral Custodian (including delivery to or registration in the name of a third party on behalf of the Collateral Custodian, the Agent or any Lender) hereunder or in respect of which from time to time an Advance has been made by the Lenders hereunder (the "Pledged Securities").

        (d) All commitments issued by FHA to insure or guarantee any Mortgage Loans included in the Pledged Loans; all Purchase Commitments held by the Borrower covering Pledged Assets or proposed permanent Pledged Loans, and all proceeds from the sale of Pledged Assets to Investors pursuant to those Purchase Commitments; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Borrower whether as compensation or reimbursement, accounts or general intangibles of whatsoever kind relating to Pledged Assets, FHA Commitments and the Purchase Commitments (subject to any restrictions on the pledge thereof under the applicable requirements of Fannie Mae and Freddie Mac), and all other documents or instruments relating to Pledged Assets, including any interest of the Borrower in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking


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               or for degradation of value in any  eminent domain  proceeding as the same relate to Pledged Loans.

        (e) All right, title and interest of the Borrower in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the foregoing Collateral) and other information and data of the Borrower relating to the foregoing Collateral.

        (f) All cash, whether now existing or acquired after the date of this Agreement, delivered to or otherwise in the possession of Agent or any Lender, or their respective agents, bailees or custodians (provided, that with respect to funds held by the Borrower in trust or escrow for any other Person with the Agent or any Lender, only the Borrower's interest in earnings on such funds shall be Collateral) or designated on the books and records of the Borrower as assigned and pledged to Agent for the benefit of the Lenders, including all cash deposited in the Cash Collateral Account.

        (g) All Accounts or General intangibles owned by the Borrower ("Receivables") related to the Collateral referenced in Sections 3.1(a) through and including 3.1(c) for the payment of money against (1) FHA or a private mortgage insurer under an FHA or private insurer's mortgage insurance policy insuring payment of, or any other Person under any other agreement (excluding a Servicing Contract) relating to, all or part of a defaulted Mortgage Loan repurchased by the Borrower from an investor or out of a pool of Mortgage Loans serviced by the Borrower, (2) obligors and their accounts, or any Investor, insurer or guarantor covering, or out of the proceeds of any sale of or foreclosure sale in respect of, any Mortgage Loan being serviced by any Borrower, in either case, for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums, paid by the Borrower in connection with Mortgage Loans and (3) obligors and their accounts, or any other Investor, insurer or guarantor under or in respect of, or out of the proceeds of any sale or foreclosure sale in respect of, any Mortgage Loans serviced by the Borrower for repayment of advances made by the Borrower to cover shortages in principal and interest payments.

        (h)    All Hedging Arrangements related to the Collateral  referenced in
               Section 3.3(a) through and including 3.3(c) ("Pledged Hedging Arrangements") and the Borrower's accounts in which those Hedging Arrangements are held ("Pledged Hedging Accounts"), including all rights to payment arising under the Pledged Hedging Arrangements and the Pledged Hedging Accounts, except that Agent's security interest in the Pledged Hedging Arrangements and Pledged Hedging Accounts is limited to benefits, including rights to payment, related to the Collateral.

        (i)    All Accounts,  Chattel Paper,  Instruments,  General Intangibles,
               Certificated   Securities,    Uncertificated    Securities,   and
               Investment Property, as those terms are


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


               defined in the New York Uniform Commercial Code, arising from or relating to any of the foregoing Collateral.

        (j) All cash and non-cash proceeds of the foregoing Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the foregoing Collateral, and all products and proceeds of the foregoing Collateral, together with whatever is receivable or received when the foregoing Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing Collateral or proceeds thereof.

        3.4 Authenticated Record. This Agreement constitutes an authenticated record which authorizes the Agent to file such financing statements as the Agent determines as appropriate to perfect or protect the security interests created by this Agreement.

        3.5    Release of Security Interest in Pledged Assets.

        (a) Except as provided in Section 3.5(b) below, Pledged Loans will be released from Agent's security interest only against payment to Agent of the Release Amount in connection with those Pledged Loans. If Pledged Loans are transferred to a pool custodian or an investor for inclusion in a Mortgage Pool and Agent's security interest in the Pledged Loans included in the Mortgage Pool is not released before the issuance of the related Mortgage-backed Security, then that Mortgage-backed Security, when issued, is a Pledged Security, Agent's security interest continues in the Pledged Loans backing that Pledged Security and Agent is entitled to possession of the Pledged Security in the manner provided in this Agreement.

        (b) If Pledged Loans are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, Agent's security interest in the Pledged Loans included in the Eligible Mortgage Pool will be released upon the delivery of the Agency Security to Agent (including delivery to or registration in the name of a third party on behalf of Agent), and that Agency Security is a Pledged Security. Agent's security interest in that Pledged Security will be released only against payment to Agent of the Release Amount in connection with the Mortgage Loans backing that Pledged Security.

        (c) Collateral Custodian for the benefit of the Agent and the Lenders has the exclusive right to possession of all Pledged Securities or, if Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the UCC) or its nominee, Agent has the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the UCC) in an account containing only customer securities and credited to an account of Agent. Agent has no duty or obligation to deliver Pledged Securities to an Investor or to credit Pledged Securities to the account of an Investor or the Investor's designee except against


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               payment  of the  Release  Amount  for those  Pledged  Securities, unless the Agent shall have entered into a master agreement with such Investor on terms and conditions satisfactory to the Agent. The Borrower acknowledges that Agent may enter into one or more standing arrangements with securities intermediaries with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation or its nominee, under which the Pledged Securities are registered in the name of the securities intermediary, and the Borrower agrees, upon request of Agent, to execute and deliver to those securities intermediaries the Borrower's written concurrence in any such standing arrangements.

        (d) If no Event of Default has occurred and is continuing, the Borrower may redeem a Pledged Loan or Pledged Security from Agent's security interest by notifying Agent of its intention to redeem the Pledged Loan or Pledged Security from pledge and paying, or causing an Investor to pay, to Agent the Release Amount in connection with the Pledged Loan or the Pledged Loans backing that Pledged Security.

        (e) If an Event of Default has occurred and is continuing, Agent may, with no liability to the Borrower or any Person, continue to release its security interest in any Pledged Loan or Pledged Asset against payment of the Release Amount in connection with that Pledged Loan or the Pledged Loans backing that Pledged Security.

        (f) The amount ("Release Amount") to be paid by the Borrower to obtain the release of Agent's security interest in a Pledged Loan will be (1) unless and until an Event of Default occurs and is continuing, the principal amount of the Advances outstanding against the Pledged Loan, and (2) while an Event of Default exists, the full Committed Purchase Price therefor, or amount paid to Agent in a commercially reasonable disposition of that Pledged Loan by the Agent in the exercise of its rights and remedies under this Agreement.

        3.6    Delivery of Collateral Documents.

        (a) If no Event of Default has occurred and is continuing, Collateral Custodian will deliver documents relating to the Collateral to the Borrower for correction or completion under a Trust Receipt and the Custodial Agreement.

        (b) If no Event of Default has occurred and is continuing, upon delivery by the Borrower to Collateral Custodian of shipping instructions pursuant to the applicable Exhibit D, Collateral Custodian will transmit Pledged Loans or Pledged Securities, together with all related loan documents and pool documents in Collateral Custodian's possession, to the applicable Investor, Approved Custodian or other party acceptable to Agent in its sole discretion.

        (c) If a Default exists, Agent may, without liability to the Borrower or any other Person, continue to transmit Pledged Loans or Pledged Securities, together with


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               all  related  loan   documents  and  pool  documents  in  Agent's
               possession, to the applicable Investor, Approved Custodian or other party acceptable to Agent in its sole discretion.

        (d) Upon receipt of Notice from the Borrower, and payment of the Release Amount with respect to a Pledged Loan identified by the Borrower, Agent will release to the Borrower any Collateral Documents relating to the redeemed Pledged Loan or the Pledged Loans backing a Pledged Security that Agent has in its possession and that have not been delivered to an Investor or Approved Custodian.

        3.7 Direction of Collateral Custodian. Subject to the Borrower's satisfaction of all conditions precedent to any action required to be taken by Collateral Custodian under the Custodial Agreement and if it has failed to take any such action required of it, the Agent shall direct, without any obligation to cause, the Collateral Custodian to take any such action.

        3.8 Collection and Servicing Rights. So long as no Event of Default shall have occurred and is continuing, the Borrower shall have a revocable and nontransferable license to service and retain subservicers, and receive and collect directly all sums payable to the Borrower in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. During the continuance of any Event of Default, the Agent or its designee may revoke such license by notice to the Borrower (or its successor, trustee, or receiver) whereupon the Borrower's rights to so service the Collateral shall terminate. Agent or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Borrower in respect of the Collateral, and in such case (a) the Agent or its designee in its discretion may, in its own name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrower shall, if the Agent so requests, forthwith deliver the credit files and the servicing files for the Collateral to the Agent or its designee and pay to the Agent, on behalf of the Lenders, at its principal office all amounts thereafter received by the Borrower upon or in respect of any of the Collateral, advising the Agent as to the source of such funds, and (c) all amounts so received and collected by the Agent shall be held by it for the benefit of the Lenders as part of the Collateral.

        3.9 Return or Release of Collateral at End of Commitment. If (a) the Commitment shall have expired or been terminated, and (b) no Advances, interest or other Obligations evidenced by the Loan Documents or due under this Agreement shall be outstanding and unpaid, the Agent shall direct the Collateral Custodian to deliver or release all Collateral in its possession to the Borrower. The receipt of the Borrower for any Collateral released or delivered to the Borrower pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Agent and the Lenders shall thereafter be discharged from any liability or responsibility therefor.

4.      CONDITIONS PRECEDENT.

        4.1 Initial Advance. The obligation of the Lenders to make any Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Agent, on or before the date thereof, of the following conditions precedent, save and except that Agent may, at its sole option, waive any one or more of the following conditions prior to the Initial Advance but such waiver shall not prevent Agent from requiring compliance of such condition(s) prior to any subsequent Advance to the extent set forth in a supplemental agreement entered into between the Borrower and Agent:

        (a) Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

        (b) UCC, tax lien and judgment searches of the appropriate public records for the Borrower that do not disclose the existence of any prior Lien on the Collateral other than in favor of Agent or as permitted under this Agreement, or other than a Lien in favor of any Person which Lien shall be terminated in accordance with the provisions of this Agreement.

        (c) Agent shall have received from the Borrower a copy, certified as of a recent date by the appropriate officer of the State in which such Person is organized to be true and complete, of the corporate charter and any other organization documents of such Person as in effect on such date of certification. The Borrower shall furnish evidence satisfactory to the Agent that they are each duly qualified and in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify, except where the failure to so qualify could not have a materially adverse effect on the business, assets, or financial condition of the Borrower.

        (d) Agent shall have received from the Borrower financial statements of the Borrower (and its Subsidiaries, on a consolidated basis) containing a balance sheet as of December 31, 2006 (the
               "Statement Date") and related statements of income, changes in stockholders' equity and cash flows for the period ended on the Statement Date and a balance sheet as of March 31, 2007 ("Interim Date") and related statement of income for the period ended on the Interim Date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and in the case of the statements as of the Statement Date, audited by independent certified public accountants of recognized standing acceptable to the Agent, together with an Officer Certificate prepared as of the Interim Date and executed by any officer of the Borrower.

        (e) UCC financing statements naming the Borrower as debtor and the Agent as secured party covering the Collateral shall have been duly recorded and filed to the satisfaction of Agent and its counsel.

        (f) Agent shall have received evidence, in form, scope and substance and with such insurance carriers, satisfactory to the Agent, for all insurance policies required under any of the Loan Documents.

        (g) There shall be no pending or threatened litigation involving the Borrower which, in the judgment of the Agent, could have a material adverse effect on such Person or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, and no judgment, order, injunction or other similar injunction or other similar restraint prohibiting any of the transactions contemplated hereby shall exist.

        (h) All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. Agent shall have received from the Borrower true copies of resolutions adopted by the their respective boards of directors authorizing the transactions described herein, each certified by each of their secretaries as of a recent date to be true and complete.

        (i) Agent shall have received from the Borrower an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower and giving the name and bearing a specimen signature of each individual who shall be an Authorized Representative: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) with respect to the Borrower, to make requests for Advances; and (c) to give notices and to take other action on behalf of the Borrower under the Loan Documents.

        (j) Agent shall have received a favorable written opinion of counsel to the Borrower, dated as of the Closing Date in form, scope, and substance satisfactory to the Agent, addressed to the Agent and the Lenders.

        (k) Copies of the certificates, documents or other written instruments that evidence the Borrower's eligibility described in
               Section 5.11, together with copies of all seller/servicer contracts to which the Borrower is a party, all in form and substance satisfactory to Agent.

        (l) Borrower shall have paid to the Agent all fees and expenses required pursuant to this Agreement and the other Loan Documents.

        (m) Borrower shall have provided such additional instruments and documents to the Agent and the Lenders as the Agent and the Agent's counsel may have reasonably requested.

        4.2 Each Advance. The obligation of the Lenders to make any Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Agent, as of the date of each such Advance, of the following additional conditions precedent, save and except that Agent may, at its sole option, waive any one or more of the following conditions prior to the requested Advance but such waiver shall not prevent Agent from requiring compliance of such condition(s) prior to any subsequent Advance:

        (a) In connection with an Advance, the Borrower shall have delivered to the Agent the Advance Request, and the Borrower shall have delivered to the Collateral Custodian a copy of the Advance Request (which may be delivered electronically), and the Collateral Documents, called for under, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section, according to the type of the requested Advance. All items delivered to the Agent or the Collateral Custodian, as the case may be, shall be satisfactory to the Agent or the Collateral Custodian, in form and content, and the Agent or the Collateral Custodian, as the case may be, may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

        (b) The Collateral Custodian shall have given written or electronic notice to the Agent of the Mortgage Loans against which Advances may be made, followed by a Collateral Status Report as provided for and defined in the Custodial Agreement.

        (c) The Agent shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Agent in the Collateral under the Uniform Commercial Code of New York or other applicable law.

        (d)    The  representations  and warranties of the Borrower contained in
               Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance (except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date, and, unless Agent and each of the Lenders is notified to the contrary prior to the disbursement of the requested Advance).

        (e) The Borrower shall have performed all agreements to be performed by it hereunder, including without limitation, the payment of all fees when due hereunder, and, as of the date of the Advance Request, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

        Acceptance of the proceeds of the requested Advance by the Borrower shall be deemed a representation by the Borrower that all conditions set forth in this Article 4 shall have been satisfied as of the date of such Advance.

5.      REPRESENTATIONS AND WARRANTIES.

        The Borrower hereby represents and warrants to the Agent and the Lenders, as of the date of this Agreement and (unless otherwise notified in writing by the Borrower and Agent, in its sole discretion, approves in writing) as of the date of each Advance Request and the making of each Advance, that:

        5.1 Organization; Good Standing; Subsidiaries. The Borrower and each Subsidiary of the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Borrower or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Borrower transacts business. The Borrower has no Subsidiaries except as set forth on
Schedule 5.1 hereto. Schedule 5.1 sets forth with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of the Borrower in such Subsidiary.

        5.2 Authorization and Enforceability. The Borrower has all requisite corporate power and authority to execute, deliver, create, issue, comply and perform this Agreement, the Notes and all other Loan Documents to which the Borrower is party and to make the borrowings hereunder. The execution, delivery and performance by the Borrower of this Agreement, the Notes and all other Loan Documents to which the Borrower is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Borrower (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of incorporation or by-laws of the Borrower, conflict with or result in a breach of or constitute a default or require any consent under any contracts to which Borrower is a party, or result in the creation of any Lien upon any property or assets of the Borrower other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any Indebtedness of the Borrower pursuant to any agreement, instrument or indenture to which the Borrower is a party or by which the Borrower or its property may be bound or affected. This Agreement, the Notes and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights generally.

        5.3 Financial Condition.The balance sheet of the Borrower provided to Agent pursuant to Section 4.1(d) hereof (and if applicable, its Subsidiaries, on a consolidating and consolidated basis) as at the Statement Date, and the related statements of income, changes in stockholders' equity, and cash flows for the fiscal year ended on the Statement Date, heretofore furnished to the Agent, fairly present in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as at the Statement Date and the Interim Date and the results of its and their operations for the fiscal period ended on the Statement Date and the Interim Date. The Borrower had, on the Statement Date and the Interim Date no known material liabilities of a kind required to be disclosed on a balance sheet or the notes thereto in accordance with GAAP, or any known redemption obligations, hedging liabilities, or other off-balance sheet financial transactions as to which there is recourse to the Borrower. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Interim Date, there has been no material adverse change in the business, operations, assets or financial condition of the Borrower and its Subsidiaries taken as a whole, nor is the Borrower aware of any state of facts particular to the Borrower which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

        5.4 Litigation. Except as disclosed on Schedule 5.4, there are no actions, claims, suits or proceedings pending, or to the knowledge of the Borrower, threatened or reasonably anticipated against or affecting the Borrower or any Subsidiary of the Borrower in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which would reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person (considering the Borrower and its Subsidiaries as a single Person for purposes of this Section 5.4), or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

        5.5 Compliance with Laws. Neither the Borrower nor any Subsidiary of the Borrower is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which could reasonably be expected to have a material adverse effect on the business, operations, assets or financial condition of the Borrower and its Subsidiaries taken as a whole.

        5.6 Regulation U and X. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

        5.7 Holding Company and Investment Company Act None of the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

        5.8 Agreements. Neither the Borrower nor any Subsidiary of the Borrower is a party to any agreement, instrument or indenture, or subject to any restriction, materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.3 hereof. The Borrower and each Subsidiary of the Borrower are not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Borrower as a whole. No holder of any Indebtedness for money borrowed having a principal amount of $500,000 or more by the Borrower or of any of its Subsidiaries has given notice of any alleged default thereunder or, if given, the same has been cured or will be cured by Borrower within the cure period provided therein, and no liquidation or dissolution of the Borrower or any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Borrower or any of its Subsidiaries or any of their respective properties is pending, or to the knowledge of the Borrower, threatened.

        5.9    Title to  Properties. The  Borrower  and each  Subsidiary  of the
Borrower has good, valid, and in the case of real property insurable and marketable title to all of its material properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.3 hereof, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements and not prohibited under this Agreement.

        5.10 ERISA. Neither the Borrower nor any entity that could be treated as a single employer with the Borrower under Internal Revenue Code Section 414(b), (c), (m), (n) or (o), now or at any time during the sixty month period ending on the date hereof, sponsor(ed), maintain(ed) or contribute(d) to (or have or had an obligation to contribute to) any pension, profit sharing, stock option, insurance or other arrangement or plan for current or former employees that is subject to Title IV of the Employer Retirement Income Security Act of 1974, as now or hereafter amended ("ERISA") or ERISA Section 302 except as may be identified to Agent in writing (which writing shall be supplemented, within 30 days of Agent's request, by a copy of the arrangement or plan, and the financial statements and accountant's reports for such arrangement or plan) by the Borrower from time to time ("ERISA Plan") and no "Reportable Event," as defined for purposes of Section 4043 of ERISA, has occurred with respect to any such ERISA Plan. The granting of the Loan, the performance by the Borrower of its obligations under the Loan Documents, and the Borrower's conducting of its operations do not and will not violate any provisions of ERISA or any ERISA Plan.

        5.11 Eligibility. Except as permitted in Section 7.2 hereof, Borrower is and will remain at all times approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as:

        (a) for CMC and solely with respect to Pledged Loans that are FHA fully insured Mortgage Loans, a FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

        (b) for CMC and solely with respect to Pledged Securities that are guaranteed by Ginnie Mae, a Ginnie Mae approved seller/servicer of Mortgage Loans and issuer of Mortgage-backed Securities guaranteed by Ginnie Mae.

        (c) for CMC, a Fannie Mae approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Fannie Mae.

        (d) for CMC, a Fannie Mae approved and qualified Delegated Underwriting and Servicing Lender, eligible to process, underwrite, hold, sell to Fannie Mae and service Fannie Mae Mortgage Loans under the DUS Program.

        (e) for CMC and CMP, a Freddie Mac approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Freddie Mac.

        5.12   Special  Representations   Concerning  Collateral.  The  Borrower
hereby represents and warrants to the Agent and each Lender, as of the date of this Agreement and as of the date of each Advance, that:

        (a) The Borrower has not selected the Collateral in a manner so as to affect adversely Lender's interests.

        (b) The Borrower is the legal and equitable owner and holder subject to normal prerecorded assignments of mortgage to Fannie Mae and Freddie Mac, free and clear of all Liens (other than Liens granted under this Agreement) of the Pledged Assets. All Pledged Assets and related Purchase Commitments have been duly authorized and validly issued to the Borrower, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to Lender, subject to no other Liens

        (c) The Borrower has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

        (d) Each Mortgage Loan and each related document included in the Pledged Loans (1) has been duly executed and delivered by the parties to that Mortgage Loan and that related document, (2) has been made in compliance with all applicable laws, rules and regulations (including all laws, rules and regulations relating to usury), (3) is and will continue to be a legal, valid and binding obligation, enforceable in accordance with its terms, without setoff, counterclaim or defense in favor of the mortgagor under the Mortgage Loan or any other obligor on the Mortgage Note and (4) has not been modified, amended or any requirements of which waived, except in a writing that is part of the Collateral Documents. No party to any Mortgage Loan or related document is in violation of any applicable law, rule or regulation if the violation would impair the collectibility of the Mortgage Loan or the performance by the mortgagor or any other obligor of its obligations under the Mortgage Note or any related document.

        (e) Each Pledged Loan is secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia.

        (f) Each Pledged Loan has been closed or will be closed and funded with the Advance made against it.

        (g) Each Pledged Loan that is not an FHA Construction Mortgage Loan has been fully advanced in the face amount of its Mortgage Note. The Agent acknowledges and agrees that in certain instances, a portion of the proceeds of a Pledged Loan, although advanced to the borrower thereunder, will be held by the

               Borrower in escrow to be disbursed upon the completion of repairs to the subject property or upon the achievement of specified factors.

        (h) Each Pledged Loan is secured by a first Lien on the premises described in that Mortgage. Each Pledged Loan has or will have a title insurance policy, in ALTA form or equivalent, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing those Mortgage Loans.

        (i) Each Property has been evaluated or appraised in accordance with Title XI of FIRREA, to the extent required.

        (j) The Mortgage Note for each Pledged Loan is (1) payable or endorsed to the order of the Borrower, (2) an "instrument' within the meaning of Section 9-102 of the Uniform Commercial Code of all applicable jurisdictions and (3) is denominated and payable in United States dollars.

        (k) No default has existed for 60 days or more under any Mortgage Loan included in the Pledged Loans.

        (l) The Borrower has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance of each Mortgage Loan included in the Pledged Loans designated by the Borrower as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect.

        (m) All fire and casualty policies covering Mortgaged Property encumbered by a Pledged Loan (1) name the Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

        (n) Pledged Loans encumbering Mortgaged Property located in a special flood hazard area designated as such by the Secretary of HUD are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

        (o) Each Pledged Loan against which a Advance is made on the basis of a Purchase Commitment meets all of the requirements of that Purchase Commitment, and each Pledged Security against which an Advance is outstanding meets all of the requirements of the related Purchase Commitment.

        (p)    Pledged  Loans  that are  intended  to be  exchanged  for  Agency
               Securities comply or, prior to the issuance of the Agency Securities will comply, with the requirements of any governmental instrumentality, department or agency or any other Person issuing or guaranteeing the Agency Securities.



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


        (q) Pledged Loans that are intended to be used in the formation of Mortgage-backed Securities (other than Agency Securities) comply with the requirements of the issuer of the Mortgage-backed Securities (or its sponsor) and of the Rating Agencies.

        (r) None of the Pledged Loans is a graduated payment Mortgage Loan or has a shared appreciation or other contingent interest feature, and each Pledged Loan provides for periodic payments of all accrued interest on the Mortgage Loan on at least a monthly basis.

        (s) The Borrower has no ownership interest, right to acquire any ownership interest or equivalent economic interest in any property securing a Mortgage Loan or the mortgagor under the Mortgage Loan or any other obligor on, or guarantor of, the Mortgage Note.

        (t) The original assignments of Mortgage and of UCC financing statements delivered to the Agent for each Pledged Loan are in recordable form and comply with all applicable laws and regulations governing the filing and recording of such documents.

        (u)    Each  Pledged   Loan   secured  by  real   property  to  which  a
               manufactured home is affixed will create a valid Lien on that manufactured home that will have priority over any other Lien on the manufactured home, whether or not arising under applicable real property law or the UCC or other applicable law.

        (v)    Each  FHA-insured  Mortgage  Loan  included in the Pledged  Loans meets all applicable Legal Requirements and any other governmental requirements for such insurance. The Borrower has complied and will continue to comply with all laws, rules and regulations with respect to the FHA insurance of each Pledged Loan designated by the Borrower as an FHA-insured Mortgage Loan, and such insurance is and will continue to be in full force and effect.

        (w) For FHA-insured Pledged Loans that will be used to back Ginnie Mae Mortgage-backed Securities, the Borrower received from Ginnie Mae confirmation notices for additional commitment authority and pool numbers, and there remains available under those agreements a commitment on the part of Ginnie Mae sufficient to permit the issuance of Ginnie Mae Mortgage-backed Securities in an amount at least equal to the amount of the Pledged Loans designated by the Borrower as the Mortgage Loans to be used to back those Ginnie Mae Mortgage-backed Securities; each of those confirmation notices is in full force and effect; each of those Pledged Loans has been assigned by the Borrower to one of those pool numbers and a portion of the available Ginnie Mae commitment has been allocated to this Agreement by the Borrower, in an amount at least equal to those Pledged Loans; and each of those assignments and allocations has been reflected in the books and records of the Borrower.



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        (x)    Agent  will have a valid and duly  perfected  security  interest, without further requirements for perfection, in (a) the Pledged Loans and Pledged Securities upon the delivery thereof to the Collateral Custodian for the benefit of the Agent and the Lenders and (b) the other Collateral described in Section 3.3 hereof to the extent that a security interest therein may be perfected under Article 9 of the UCC solely by filing a financing statement with the Secretary of State of Delaware, which lien shall be superior to any other interests therein.

        5.13 Franchises, Patents, Copyrights, etc. Borrower possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted, without known conflict with any rights of others.

        5.14 Proper Names. Borrower does not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed names set forth on Schedule 5.14. The Borrower has made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. The Borrower's use of the assumed names set forth on Schedule 5.14 does not conflict with any other Person's legal rights to any such name, nor otherwise give rise to any liability by the Borrower to any other Person.

        5.15 Direct Benefit From Loans. The Borrower has received, or, upon the execution and funding thereof, will receive (a) direct and indirect benefit from the making and execution of this Agreement and the other Loan Documents to which it is a party, and (b) fair and independent consideration for the entry into, and performance of, this Agreement and the other Loan Documents to which it is a party. Contemporaneously with the disbursements of each Advance by the Lenders to the Borrower, all such proceeds will be used to for the purposes set forth in Section 2.1 hereof and none other.

        5.16 Loan Documents Do Not Violate Other Documents. Neither the execution and delivery by the Borrower of this Agreement or any other Loan Document to which it is a party nor the consummation of the transactions herein and therein contemplated, nor the performance of, or compliance with, the terms and provisions hereof and thereof, does or will contravene, breach or conflict with any provision of either of its articles of incorporation or by-laws, or any applicable law, statute, rule or regulation or any judgment, decree, writ, injunction, franchise, order or permit applicable to the Borrower or its assets or properties, or does or will conflict or be inconsistent with, or does or will result in any breach or default of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or other instrument to which the Borrower is a party or by which the Borrower or any of its property may be bound, the contravention, conflict, inconsistency, breach or default of which will have a materially adverse effect on the Borrower's condition, financial or otherwise, or affect its ability to perform, promptly and fully, its obligations hereunder or under any of the other Loan Documents.

        5.17 Continuing Authority of Authorized Representatives. Agent and each of the Lenders are authorized to rely upon the continuing authority of the Persons hereafter designated


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by the Borrower ("Authorized Representatives") to bind the Borrower with respect to all matters pertaining to the Loan and the Loan Documents including, but not limited to, the submission of requests for Advances, and certificates with regard thereto. Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Agent. The Authorized Representatives as of the date of this Agreement are listed on
Schedule 5.17.

        5.18 Consents Not Required. Except for those consents that have already been obtained and delivered to Agent or required as a condition to any Advance hereunder, no consent of any Person and no consent, license, permit, approval, or authorization of, exemption by, or registration or declaration with, any Tribunal is required in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any of the Loan Documents by the Borrower.

        5.19 Material Fact Representations. Neither the Loan Documents nor any other agreement, document, certificate, or written statement furnished to the Agent or any Lender by or on behalf of the Borrower in connection with the transactions contemplated in any of the Loan Documents contains any untrue statement of a material adverse fact. There are no facts or conditions known to the Borrower and which Borrower believes would have a materially adverse effect on any of the Collateral and/or the financial condition and business of the Borrower which have not been fully disclosed, in writing, to the Agent and the Lenders, it being understood that this representation is made as of, and shall be limited to the date of this Agreement. All writings heretofore or hereafter exhibited or delivered to the Agent or any Lender by or on behalf of the Borrower are and will be genuine and what they purport to be.

        5.20 Place of Business. The principal place of business of the Borrower and the chief executive office of the Borrower and the office where it keeps its financial books and records relating to its property and all contracts relating thereto and all accounts arising therefrom are located at its principal office at New York, New York at its principal office at New York, New York, or its regional offices at Jersey City, New Jersey, Irvine, California, and/or Irving, Texas, as of the date of this Agreement.

        5.21 Tax Returns and Payments. All federal, state and local income, excise, property and other tax returns required to be filed with respect to Borrower's operations and those of its Subsidiaries in any jurisdiction have been filed on or before the due date thereof (plus any applicable extensions); all such returns are true and correct; all taxes, assessments, fees and other governmental charges upon the Borrower, and Borrower's Subsidiaries and upon its property, income or franchises, which are due and payable have been paid, including, without limitation, all FICA payments and withholding taxes, if appropriate, other than those which are being contested in good faith by appropriate proceedings, diligently pursued and as to which the Borrower has established adequate reserves determined in accordance with GAAP, consistently applied. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section 5.3 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Borrower and its Subsidiaries, accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Borrower, and Borrower's


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


Subsidiaries may be liable in their own right or as transferee of the assets of, or as successor to, any other Person.

        5.22 Certain Transactions. Except as set forth in Schedule 5.21 hereof, as of the date of this Agreement, none of the officers, trustees, directors, or employees of the Borrower or any of their Subsidiaries is presently a party to any transaction with the Borrower or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement (i) providing for the furnishing of services to or by, (ii) providing for rental of real or personal property to or from, or (iii) otherwise requiring payments to or from, any officer, trustee, director or such employee or any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

        5.23 No Broker or Finder. None of the Borrower nor anyone on behalf thereof has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by the Agent or any of the Lenders in connection with this Loan.

        5.24   Special Representations Concerning Servicing Portfolio.  SCHEDULE
5.24 is a true and complete list of the Borrower's Servicing Portfolio as of the date set forth therein. The Borrower hereby represents and warrants to Agent and the Lenders, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

        (a) The Borrower is the legal and equitable owner and holder, free and clear of all Liens of the Servicing Contracts.

        (b) Except as otherwise disclosed to the Agent and the Lenders, all of the Borrower's servicing rights under the Servicing Contracts constitute primary servicing rights.

        (c) Each Servicing Contract is in full force and effect and is legal, valid and enforceable in accordance with its terms, and no default or event that, with notice or lapse of time or both, would become a default, exists under any Servicing Contract, except where the failure of the foregoing would not materially adversely affect the Borrower's business or assets.

        (d) Each right to the payment of money under the Servicing Contracts is genuine and enforceable in accordance with its terms against the parties obligated to pay the same, which terms have not been modified or waived in any respect or to any extent, except where the failure of the foregoing would materially adversely affect the Borrower's business or assets.

        (e) To the best of the Borrower's knowledge, no obligor has any defense, set off, claim or counterclaim against the Borrower that can be asserted against Agent or any Lender, whether in any proceeding to enforce Agent's rights in the related Mortgage Loan or otherwise, except where the failure of the foregoing would not materially adversely affect the Borrower's business or assets.



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        5.25   Special  Representations   Concerning  FHA  Mortgage  Loans.  The
Borrower hereby represents and warrants to Agent and the Lenders, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

        (a) Each FHA-insured Mortgage Loan included in the Pledged Loans meets in all material respects all applicable Legal Requirements and any other governmental requirements for such insurance. The Borrower has complied and will continue to comply in all material respects with all laws, rules and regulations with respect to the FHA insurance of each Pledged Loan designated by the Borrower as an FHA-insured Mortgage Loan, and such insurance is and will continue to be in full force and effect.

        (b) For FHA-insured Pledged Loans that will be used to back Ginnie Mae Mortgage-backed Securities, the Borrower received from Ginnie Mae confirmation notices for additional commitment authority and pool numbers, and there remains available under those agreements a commitment on the part of Ginnie Mae sufficient to permit the issuance of Ginnie Mae Mortgage-backed Securities in an amount at least equal to the amount of the Pledged Loans designated by the Borrower as the Mortgage Loans to be used to back those Ginnie Mae Mortgage-backed Securities; each of those confirmation notices is in full force and effect; each of those Pledged Loans has been assigned by the Borrower to one of those pool numbers and a portion of the available Ginnie Mae commitment has been allocated to this Agreement by the Borrower, in an amount at least equal to those Pledged Loans; and each of those assignments and allocations has been reflected in the books and records of the Borrower.

        5.26   Ownership, Subsidiaries and taxpayer identification numbers.

        (a) All of the stockholders of the Borrower and a description of the ownership interests held by the same, and of each of the
               Borrower's Subsidiaries, are listed on Schedule 5.26 and no additional ownership interests, or rights or instruments convertible into such ownership interests, exist.

        (b) The taxpayer identification numbers and state organizational numbers (if applicable) of the foregoing Persons are accurately stated on Schedule 5.26.

        (c) Borrower is the owner, free and clear of all liens and encumbrances, of all of the issued and outstanding capital stock, membership interests or other equity interests of each of their respective Subsidiaries.

        Each request by the Borrower for an Advance: (i) shall constitute an affirmation by the Borrower on behalf of itself that the foregoing representations and warranties remain true and correct as of the date of such request (except as to matters specifically disclosed in writing to Agent and each of the Lenders prior to or simultaneously with such written request, and except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that


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


such representations and warranties relate expressly to an earlier date) and, unless Agent and each of the Lenders is notified to the contrary prior to the disbursement of the requested Advance, will be so on the date of such Advance, and (ii) shall constitute the representation and warranty of the Borrower that the information set forth in each such request is true and correct and omits no material fact necessary to make the same not misleading.

6.      AFFIRMATIVE COVENANTS.

        The Borrower hereby covenants and agrees with the Agent and the Lenders that, so long as the Commitment is outstanding or there remain any Obligations of the Borrower to be paid or performed under this Agreement or under any other Loan Document, the Borrower shall:

        6.1 Payment of Notes. Punctually pay or cause to be paid the principal of, interest on and all other amounts payable hereunder and under the Notes in accordance with the terms thereof.

        6.2 Financial Statements and Other Reports. Deliver or cause to be delivered to the Agent for each Borrower:

        (a)    As soon as  practicable,  but in any event not later  than  sixty
               (60) days after the end of each fiscal quarter of the Borrower (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments), the management prepared consolidating balance sheet of the Borrower and its Subsidiaries at the end of such quarter, and the related management prepared consolidating statements of earnings for such quarter, each setting forth in comparative form the figures for the same fiscal quarter of the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP.

        (b) As soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated and unaudited consolidating balance sheet of the Borrower and its Subsidiaries at the end of such year, and the related statements of earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification by an independent certified public accountant reasonably acceptable to the Agent.

        (c) Concurrently with the delivery of the financial statements referred to in Sections 6.2 (a) and (b) above, a certificate (to be in the form of Exhibit F or on such other form as the Agent may from time to time prescribe) of an Authorized Representative stating that, to the best of such Authorized Representative's knowledge, the Borrower during such period observed or performed in all material respects all of their covenants and other agreements, and satisfied in all material respects every material condition, contained in this Agreement or the other Loan Documents to be observed, performed or satisfied by them, and that such Authorized Representative has obtained no knowledge of any Default except


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



               as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate the Borrower's compliance with financial covenants set forth in Article 7 hereof.

        (d) As soon as available and in any event within sixty (60) days after the end of each fiscal quarter in the Borrower's fiscal year, a consolidated loan production report as of the end of that fiscal quarter, presenting the total dollar volume and the number of Mortgage Loans originated and closed or purchased during that fiscal quarter and for the fiscal year-to-date, specified by property type and loan type.

        (e) As soon as available and in any event within 60 days after the end of each calendar quarter, a consolidated report ("Servicing Portfolio Report") as of the end of the calendar quarter, as to all Mortgage Loans the servicing rights to which are owned by the Borrower (specified by investor type, recourse and non-recourse) regardless of whether the Mortgage Loans are Pledged Loans. The Servicing Portfolio Report must indicate which Mortgage Loans (1) are current and in good standing, (2) are more than 30, 60 or 90 days past due, (3) are the subject of pending bankruptcy or foreclosure proceedings, or (4) have been converted (through foreclosure or other proceedings in lieu of foreclosure) into real estate owned by, the Borrower.

        (f) At the Agent's request, a commitment summary and pipeline report dated as of the end of such month and in form, substance and scope acceptable to the Agent.

        (g) Promptly after the Borrower's receipt thereof, copies of all accountants' management letters delivered to the Borrower or its Subsidiaries.

        (h) Within ten (10) days after filing, copies of all regular or periodic financial and other reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agency successor thereto and copies of any audits completed by Ginnie Mae, Freddie Mac, Fannie Mae, FHA, or HUD.

        (i) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Borrower as the Agent may reasonably request.

        6.3    Maintenance  of  Existence;  Conduct of  Business.  Preserve  and
maintain its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section 5.11 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required by HUD at any and all times for maintaining the Borrower's status as a FHA approved mortgagee; and make no material change in the nature or character of its business if it would result in the Borrower engaging in a business other than the mortgage banking business a majority of which shall focus on multifamily mortgages consistent with its historical business.



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        6.4    Compliance with Applicable Laws.  Comply with the requirements of
all  applicable  laws,  rules,   regulations  and  orders  of  any  governmental
authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings, and with sufficient reserves established therefor.

        6.5 Inspection of Properties and Books. Permit authorized representatives of the Agent and any Lender to (a) discuss the business, operations, assets and financial condition of the Borrower and Borrower's Subsidiaries with their officers and employees and to examine their books of account, records, reports and other papers and make copies or extracts thereof, and (b) inspect all of the Borrower's property and all related information and reports at the expense of such Lender or Agent, as applicable, all at such reasonable times as the Agent or any Lender may request.

        6.6 Notice. Give prompt written notice to the Agent of (a) any action, suit or proceeding instituted by or against the Borrower or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) (except for normal collection and foreclosure proceedings initiated by the Borrower in connection with a Mortgage Loan or any other Mortgage loan), or any such proceedings threatened against the Borrower, or any of Borrower's Subsidiaries in writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against it, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of the Borrower's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.11 hereof, (e) the transfer, loss or termination of any Servicing Contract with an Investor to which the Borrower is a party, or which is held for the benefit of the Borrower, and the reason for such transfer, loss or termination, if known to the Borrower, (f) any change in its accounting method as in effect on the date of this Agreement or change in its fiscal year ending date from December 31, and (f) any other action, event or condition of any nature which is reasonably likely to result in a material adverse effect upon the financial condition of the Borrower and Borrower's Subsidiaries taken as a whole.

        6.7 Payment of Debt, Taxes, etc. Pay and perform all Indebtedness for money borrowed by the Borrower having a principal amount of $500,000 or more, and cause to be paid and performed all Indebtedness for money borrowed by its Subsidiaries having a principal amount of $500,000 or more in accordance with the terms thereof and pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges, tax Liens, or levies imposed upon the Borrower or its Subsidiaries, or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Borrower and its Subsidiaries shall not be required to pay obligation, Indebtedness, taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Borrower or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued if such proceedings do not involve any likelihood of the sale, forfeiture or loss of any such property or any interest therein while such proceedings are pending, and provided further that book reserves adequate under GAAP shall have been established with respect thereto, to the extent required, and provided further that the owing Person's title to, and its right to use, its property is not materially adversely affected thereby.

        6.8 Insurance. Maintain and cause each of its Subsidiaries to maintain insurance with respect to its other properties with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent. Schedule 6.8 sets forth all insurance maintained by the Borrower at the date of this Agreement.

        6.9 Closing Instructions. Indemnify and hold the Agent and each Lender and all those claiming by, through or under the Agent and each of the Lenders, harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of any title insurance company, agent or approved attorney to comply with Borrower's disbursement or instruction letter relating to any Mortgage Loan. Agent has the right to pre-approve the Borrower's disbursement or instruction letter to the title insurance company, agent or approved attorney in any case in which the Borrower intends to obtain a Advance against the Mortgage Loan to be created at settlement or to pledge that Mortgage Loan as Collateral under this Agreement. The Borrower's disbursement or instruction letter must state that Agent, for the benefit of the Lenders has a security interest in any amounts advanced to fund a Mortgage Loan and in the Mortgage Loan funded with those amounts and must require the title insurance company, agent or approved attorney involved in the transaction to return any amounts advanced by any Lender and not used to fund the Mortgage Loan.

        6.10 Other Loan Obligations. Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Borrower is bound or to which any of its property is subject, and promptly notify the Agent in writing of a declared default under or the termination, cancellation, reduction or non-renewal of any of its other lines of credit or financing agreements with any other lender. Schedule 6.10 hereto is a true and complete list of all such lines of credit or financing agreements as of the date hereof.

        6.11 Operating Account. Maintain an Operating Account with Agent. Nothing herein shall be deemed to restrict the Borrower from maintaining reserve or other accounts with other financial institutions.

        6.12   Special Affirmative Covenants Concerning Collateral.

        (a) Warrant and defend the right, title and interest of the Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

        (b) Service or cause to be serviced all Pledged Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering them and all applicable HUD, Fannie Mae and Freddie Mac requirements, including taking all


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               actions  necessary  to enforce the  obligations  of the  obligors under  such  Mortgage  Loans;  and  must  service  or cause to be
               serviced  all  Mortgage  Loans  backing  Pledged   Securities  in
               accordance  with   applicable   governmental   requirements   and
               requirements of issuers of Purchase Commitments covering them.

        (c) Execute and deliver to the Agent such Uniform Commercial Code financing statements with respect to the Collateral as the Agent may request. The Borrower shall also execute and deliver to the Agent such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as reasonably required by the Agent to secure the Collateral, and shall do and perform all matters and things reasonably requested by the Agent that are necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving a first priority security interest in the Collateral and all other benefits intended to be afforded the Lenders under this Agreement. The Agent, on behalf of the Lenders, shall have all the rights and remedies of a secured party under the Uniform Commercial Code of New York, or any other applicable law, in addition to all rights provided for herein.

        (d) Notify the Agent within two (2) Business Days after receipt of notice from an Investor of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Loan, Eligible Mortgage Pool or Pledged Security.

        (e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Borrower will cause to be delivered to the Investor the Pledged Loans and Pledged Securities to be sold under each Purchase Commitment not later than the mandatory delivery date of the Pledged Loans or Pledged Securities under the Purchase Commitment.

        (f) Maintain, at its principal office at New York, New York, or its regional offices at Jersey City, New Jersey, Irvine, California, and/or Irving, Texas, or at other regional offices approved by the Agent, or in the office of a computer service bureau engaged by the Borrower and approved by the Agent, and, upon request, shall make available to the Agent, for the benefit of the Lenders, the originals, or copies in any case where the originals have been delivered to the Agent, for the benefit of the Lenders, or to an Investor, of its Mortgage Notes and Mortgages included in Collateral, Mortgage-backed Securities delivered to the Agent, for the benefit of the Lenders, as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

        (g) Be in good standing with Fannie Mae, Freddie Mac, Ginnie Mae, and FHA, except to the extent related to programs in which the applicable Borrower has ceased to originate Mortgage Loans and, in the case of Fannie Mae and Freddie Mac, such cessation was not the result of a termination or other action by Fannie Mae, Freddie Mac, Ginnie Mae, or FHA, as applicable.



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        6.13   Appraisals of Servicing  Portfolio.  Within  forty-five (45) days after the end of each calendar quarter ending September 30 (Commencing September 30, 2007), provide to the Agent, at the Borrower's sole cost and expense, an annual appraisal of the Servicing Rights by Prestwick Mortgage Group or any other Servicing Rights appraiser approved by Agent in writing, such approval not be unreasonably withheld.

        6.14 Cure of Defects in Loan Documents. Promptly cure and cause to be promptly cured any defects in the creation, issuance, execution and delivery of this Agreement and the other Loan Documents; and upon request of the Agent and at the Borrower's expense, the Borrower will promptly execute and deliver, and cause to be executed and delivered, to the Agent or its designee, all such additional documents, agreements and/or instruments in compliance with or in accomplishment of the covenants and agreements of this Agreement and the other Loan Documents, and/or to create, perfect, preserve, extend and/or maintain any and all Liens created pursuant hereto or pursuant to any other Loan Document as valid and perfected Liens (of a priority as set forth in this Agreement) in favor of the Agent for the benefit of the Lenders to secure the Obligations, all as reasonably requested from time to time by the Agent.

7.      NEGATIVE COVENANTS.

        The Borrower hereby covenants and agrees with the Agent and the Lenders that, so long as the Commitment is outstanding or there remain any Obligations of the Borrower to be paid or performed under this Agreement or any other Loan Document, the Borrower shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of the Agent:

        7.1 Merger; Acquisitions. Except for a merger of a Borrower with another Borrower, become a party to any merger or consolidation, or agree to or effect any asset acquisition or disposition or stock acquisition or disposition (other than the acquisition or disposition of assets in the ordinary course of business consistent with past practices, including the acquisition or disposition of Mortgage Loans and property acquired on foreclosure of Mortgages) except (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, (ii) the merger or consolidation of two or more Subsidiaries of the Borrower, and (iii) other dispositions of Service Contracts in an amount not to exceed five percent (5%) of the Servicing Portfolio during any twelve (12) month period.

        7.2 Loss of Eligibility. Take any action that would cause the Borrower to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.11 hereof (except to the extent related to programs in which the applicable Borrower has ceased to originate Mortgage Loans and, in the case of Fannie Mae and Freddie Mac, such cessation was not the result of a termination or other action by Fannie Mae, Freddie Mac, Ginnie Mae, or FHA, as applicable).

        7.3 Tangible Net Worth (CMC). Permit the Tangible Net Worth of CMC (and its Subsidiaries, on a consolidated basis) to be less than the greater of
(x) $50,000,000.00 or (y) an amount sufficient to satisfy the requirements from time to time of both Fannie Mae and Freddie Mac, to be tested as of the Closing Date and on the last day of each calendar quarter thereafter.



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        7.4    Tangible  Net Worth  (CMP).  Permit the Tangible Net Worth of CMP
(and its Subsidiaries,  on a consolidated  basis) to be less than the greater of
(x) $2,000,000.00 or (y) an amount sufficient to satisfy the requirements from time to time to participate in any applicable Multifamily Property program, to be tested as of the Closing Date and on the last day of each calendar quarter thereafter.

        7.5 Liquidity (CMC). Permit at any time the unrestricted cash and Cash Equivalents of CMC (and its Subsidiaries, on a consolidated basis) to be less than $500,000 plus 0.10% of the aggregate outstanding principal amount of the aggregate of Serviced Loans serviced on behalf of Fannie Mae, or such higher level as Fannie Mae may require from time to time.

        7.6 Liquidity (CMP). Permit at any time the unrestricted cash and Cash Equivalents of CMP (and its Subsidiaries, on a consolidated basis) to be less than $200,000 calculated in a manner required for eligibility as a Freddie Mac Program Seller/Servicer.

        7.7 Limits on Corporate Distributions. Pay, make or declare or incur any liability to pay, make or declare any dividend (excluding stock dividends) or other distribution, direct or indirect, on or on account of any shares of its stock or any redemption or other acquisition, direct or indirect, of any shares of its stock or of any warrants, rights or other options to purchase any shares of its stock nor purchase, acquire, redeem or retire any stock or ownership interest in itself whether now or hereafter outstanding except that so long as no Default or Event of Default exists at such time, or would exist immediately thereafter, the Borrower may declare and pay cash dividends or distributions to its shareholders.

        7.8 Loans and Advances. Except as permitted in Section 7.10 and 7.17 hereof, make any loans or advances other than Mortgage Loans or intercompany loans at a time when a Distribution would be permitted under Section 7.7 hereof, to any Person other than advances to the Borrower's or its Subsidiaries' employees in the ordinary course of business for reasonable expenses to be incurred by such employees for the benefit of the Borrower or such Subsidiaries. Notwithstanding the foregoing, the Borrower may purchase and originate Mortgage Loans in the ordinary course of business consistent with past practices.

        7.9 No Investments Except Approved Investments. Without the prior written consent of Agent, make or permit to remain outstanding any Investment except an Investment which is in:

        (a) Cash Equivalents (provided, however, the Fannie Mae Reserve Account may be invested for a period that exceeds 364 days); and

        (b) Property acquired in the normal and ordinary course of the Borrower's present business of originating and purchasing Mortgage Loans (including property acquired on foreclosure of Mortgages and, as to the Borrower and its Subsidiaries, the origination and purchase of Mortgage Loans in the ordinary course of their business) as conducted on the date hereof and any other business permitted under this Agreement.



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        7.10   Charter Documents and Business Termination.

        (a) Issue, sell or commit to issue or sell any shares of its or their capital stock of any class, or other equity or investment security;

        (b) Amend or otherwise modify its or their corporate charter or otherwise change its or their corporate structure in any manner which will have a materially adverse effect on its or their condition, financial or otherwise, or which will have a material adverse effect upon its or their ability to perform, promptly and fully, its obligations hereunder or under any of the other Loan Documents; or

        (c) Take any action with a view toward its or their dissolution, liquidation or termination, or, in fact, dissolve, liquidate or terminate its existence; or

        (d) Change its or their respective taxpayer identification numbers and state organizational numbers unless such Person shall have provided the Agent with not less than forty-five days prior written notice.

        7.11   Reserved.

        7.12 No Sales, Leases or Dispositions of Property. Except in the ordinary course of its business, sell, lease, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or any substantial part of such Person's business or assets, whether now owned or acquired after the Closing Date, other than, in the ordinary course of business consistent with past practices and to the extent not otherwise prohibited by this Agreement, to a Subsidiary of the Borrower, and sales of (1) Mortgage Loans, (2) Mortgage-backed Securities , (3) Servicing Contracts (provided that this provision shall not be deemed to restrict subservicing by an Affiliate of the Borrower) and (4) other dispositions of Serviced Loans in an amount not to exceed five percent (5%) of the Servicing Portfolio during any twelve (12) month period.

        7.13 Changes in Business or Assets. Cease actively to engage in the business of originating or acquiring Mortgage Loans or make any other material change in the nature or scope of the business in which each such Person engages as of the date of this Agreement.

        7.14 Changes in Office Location. Change the current addresses and/or locations of its principal office at New York, New York, or its regional offices at Jersey City, New Jersey, Irvine, California, and/or Irving, Texas, or at other regional offices approved by the Agent.

        7.15   Special Negative Covenants Concerning Collateral.

        (a) Amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Assets, except for amendments to correct errors and amendments or waivers which are not material to the applicable Pledged Asset.

        (b) Sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.



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        (c)    Make any  compromise,  adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

        7.16 No Indebtedness. Create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

        (a)    the Obligations;

        (b) current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

        (c) endorsements of negotiable instruments for collection in the ordinary course of business;

        (d)     secured purchase money debt or capitalized lease obligations;

        (e) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section
               6.7 hereof;

        (f) Indebtedness of less than ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), in the aggregate, incurred in the ordinary course of business for capital expenditures;

        (g) Indebtedness secured by real property acquired upon foreclosure of Mortgages, which, either (x) is so secured at the time of such acquisition, or (y) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by the Borrower or the subject Subsidiary to be recovered from the sale or other disposition of the subject real property;

        (h) unsecured Indebtedness for borrowed money incurred in the ordinary course of business and not exceeding $1,500,000, plus intercompany liabilities which have a maturity date which is later than the Maturity Date and which are subordinated to the Obligations pursuant to subordination agreements satisfactory to the Agent which shall permit repayment as long as (A) no Default then exists, and (B) no Default would thereupon occur (including on a pro forma basis as if applicable financial covenants were tested as of the date of such repayment;

        (i)    Indebtedness (exclusive of the Indebtedness referred to in clause
               (h) above) incurred to finance no greater than 100% of the purchase or leasing of equipment, in the ordinary course of business;

        (j) Indebtedness to Fannie Mae, Freddie Mac, Ginnie Mae, FHA or other parties with whom the Borrower and its Subsidiaries originate, sell, repurchase or service


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               Mortgage Loans  (including  Indebtedness  under the ASAP and ASAP
               Plus programs), to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business consistent with past practices;

        (k) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which a Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review

        (l) Indebtedness pursuant to the Reimbursement Agreement dated August 23, 2005 among Centerline Mortgage Partners Inc. (formerly CharterMac Mortgage Partners Corp.), Bank of America, N.A. and the other participants thereto and any amendments to the Reimbursement Agreement and any supplemental or replacement facilities (including supplemental and replacement facilities that increase the amount of the obligation) to provide letters of credit in connection with the Borrower's reimbursement obligations to Freddie Mac; and

        (m) Indebtedness existing on the date of this Agreement and listed and described on Schedule 7.16 hereto.

        7.17 No Liens. Except in connection with its purchase, origination and sale from time to time of Mortgage Loans and related assets in the ordinary course of business as conducted on the date hereof, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) pledge any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; (f) agree to a negative pledge in favor of any Person other than the Agent or the Lenders pursuant to the Acquisition Facility with respect to any assets or rights, now owned or hereafter arising provided that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

        (a) liens on properties to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not overdue or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such lien is not yet subject to foreclosure, sale, collection, levy or loss on account thereof);



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        (b)    deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

        (c) liens on properties the Indebtedness with respect to which is permitted by Section 7.16 hereof;

        (d)    presently outstanding liens listed on Schedule 7.17 hereto.

        (e) liens in favor of the Agent and the Lenders under the Loan Documents; liens securing Indebtedness to Fannie Mae, Freddie Mac, Ginnie Mae, FHA or other parties with whom the Borrower or its Subsidiaries originate, sell, repurchase or otherwise service Mortgage Loans provided such liens relate to the foregoing transactions, but only to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

        (f) liens securing Indebtedness secured by real property acquired upon foreclosure of Mortgages, which either (x) is so securing at the time of such acquisition, or (y) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by the Borrower or the subject Subsidiary to be recovered from the sale or other disposition of the subject real property;

        (g) liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money);

        (h) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes;

        (i)    liens  securing   Indebtedness   permitted  pursuant  to  Section
               7.16(i), provided such lien does not extend beyond the equipment which is the subject of the Indebtedness; and

        (j) liens in favor of Ginnie Mae in connection with Ginnie Mae Mortgage Loans, provided such liens relate to the subject Mortgage Loan.

        7.18 Pledge of Servicing Contracts. Pledge or grant a security interest in any existing or future Servicing Contracts of the Borrower other than to Agent.

        7.19 Recourse Servicing Contracts. Acquire or enter into Servicing Contracts under which the Borrower must repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of those Mortgage Loans, except for loss sharing under Fannie Mae DUS Mortgage Loans, Freddie Mac loss sharing and FHA/Ginnie Mae coinsurance and as a result of customary representations and warranties


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consistent with past practices in the ordinary course of the Borrower's business concerning the Mortgage Loans.

        7.20 Gestation Agreements. Directly or indirectly sell or finance a Mortgage Loan under any Gestation Agreement if the Mortgage Loan is pledged to the Agent as Collateral under this Agreement.

8.      DEFAULTS; REMEDIES.

        8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

        (a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or

        (b) Failure of the Borrower or any of its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other Indebtedness for money borrowed beyond any period of grace provided; or breach or default with respect to any other material term of any other Indebtedness for money borrowed under any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, Indebtedness of the Borrower or its Subsidiaries for money borrowed in the aggregate amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

        (c) Any of the Borrower's representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Borrower in writing pursuant hereto or thereto shall be inaccurate or incomplete in any materially adverse respect on the date as of which made or deemed made; or

        (d) The Borrower shall default in the performance of or compliance with any term or covenant contained in this Agreement and such default shall not have been remedied or waived within thirty (30) days after receipt of written notice from the Agent of such default other than those referred to above in Subsections 8.1(a), 8.1(b), or 8.1(c); or

        (e) (1) A court having jurisdiction shall enter a decree or order for relief in respect of the Borrower or any of Borrower's
               Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in respect of the Borrower or any of Borrower's Subsidiaries, which decree or order is not stayed; or a filing of an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Borrower or any of Borrower's Subsidiaries has occurred; or (2) any other similar relief shall be


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               granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or any of Borrower's Subsidiaries, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Borrower or any of Borrower's Subsidiaries, for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Borrower or any of Borrower's Subsidiaries, and the continuance of any such events in Subsections (1) and (2) above for sixty (60) days unless dismissed or discharged; or

        (f) The Borrower or any of Borrower's Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Borrower or any of Borrower's Subsidiaries of any assignment for the benefit of creditors; or the failure of the Borrower or any of Borrower's Subsidiaries, or the admission by any of them of its inability, to pay its debts as such debts become due; or

        (g) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) which has been denied coverage under the Borrower's insurance policies, as applicable, shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event no later than five (5) days prior to the date of any proposed sale thereunder; or

        (h) Any order, judgment or decree shall be entered against the Borrower decreeing the dissolution or split up of the Borrower and such order shall remain undischarged or unstayed for a period in excess of forty-five (45) days; or

        (i) Any Plan maintained by the Borrower or any of Borrower's Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Borrower's or any Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) (or in the case of a termination involving the Borrower or any of Borrower's


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               Subsidiaries  as a "substantial  employer" (as defined in Section
               4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

        (j) The Borrower or any of Borrower's Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00); or

        (k) The Borrower shall contest the validity or enforceability hereof, or the Agent's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Agent's approval, no Event of Default shall occur and be continuing as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten
               (10) days of the date of such impairment; or

        (l) The Borrower dissolves or terminates its existence, or discontinues its business of engaging in the mortgage banking business, a majority of which shall focus on multifamily mortgage loans consistent with its historical business; or

        (m) Any court shall find or rule, or the Borrower shall assert or claim, (i) that the Agent does not have a valid, first priority perfected, enforceable Lien and security interest in the Collateral as represented in this Agreement or in any other Loan Document, or (ii) that this Agreement or any of the Loan Documents does not or will not constitute the legal, valid, binding and enforceable obligations of the party or parties (as applicable) thereto, or (iii) that any Person has a conflicting or adverse Lien, claim or right in, or with respect to, the Collateral and the Borrower is unable within ten (10) days to have such finding or ruling reversed or to have such adverse Lien, claim or right removed; or

        (n) The Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or other process which is not vacated within sixty (60) days from the date thereof; or

        (o) There shall be a material adverse change in the financial condition, business or operations of the Borrower.



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        8.2    Remedies.

        (a) Upon the occurrence of any Event of Default described in Sections 8.1(e), 8.1(f), 8.1(h) or 8.1(k), the Commitment shall automatically terminate and all unpaid and accrued Obligations of the Borrower shall automatically become due and payable, without presentment for payment, demand, notice of non-payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, maturity, or any other notices or requirements of any kind to the Borrower or any other Person liable thereon or with respect thereto, all of which are hereby expressly waived by the Borrower.

        (b) Upon the occurrence of any Event of Default, other than those described in Sections 8.1(e), 8.1(f), 8.1(h) or 8.1(k), the Agent may, by written notice to the Borrower, terminate the Commitment and/or declare all unpaid and accrued Obligations of the Borrower to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued and unpaid interest thereon, and the obligation of the Lenders to make any Advances shall thereupon terminate.

        (c) Upon the occurrence of any Event of Default, the Agent may also do any of the following:

        1. Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of Obligations of the Borrower in any manner permitted by law or provided for hereunder.

        2. Notify all obligors, servicers or other Persons in respect of the Collateral that the Collateral has been assigned to the Agent, for the benefit of the Lenders, and that all payments thereon are to be made directly to the Agent, for the benefit of the Lenders, or such other party as may be designated by the Agent; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Agent; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

        3. Act, or contract with a third Person to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Purchase Commitments, such third party's fees to be paid by the Borrower.

        4. Require the Borrower to assemble the Collateral and/or books and records relating thereto and make such available to the Agent at a place to be designated by the Agent.



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        5.     Enter onto  property  where any  Collateral  or books and records relating thereto are located and take possession thereof with or without judicial process.

        6. Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Agent deems appropriate.

        7. Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of New York or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Agent may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Agent will give the Borrower not less than ten (10) days' notice of any such public sale or of the date after which private sale may be held. The Borrower agrees that ten (10) days' notice shall be reasonable notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. The Agent is authorized at any such sale, if the Agent deems it advisable so to do, to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale of any of the Collateral. The Borrower specifically agrees that any such sale, whether public or private, of any Collateral pursuant to the commitment of any investor to purchase such Collateral that was obtained by (or with the approval of) the Borrower will be commercially reasonable, and if such sale is for the price provided for in such commitment, then such sale shall be held to be for value reasonably equivalent to the value of the Collateral so sold. Upon any such sale, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which the Borrower has or may have under any rule of law or statute now existing or hereafter adopted. In any case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser, but the Agent shall not incur any liability in case of such purchaser's failure to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge and sell the Collateral or any portion


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               thereof  under a  judgment   or  decree  of a court or  courts of
               competent jurisdiction, or both.

        8.     Proceed against the Borrower on the Notes.

        9. Exercise any or all of its rights, remedies or recourses under any other Loan Documents, at law, in equity, or otherwise.

        10. The Agent shall follow the instructions of the Majority Lenders in exercising or not exercising its rights under this Section 8.2(c), but (i) the Agent shall have no obligation to take or not to take any action which it reasonably believes may expose it to any liability unless the Agent shall be first indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action, and (ii) the Agent may, but shall be under no obligation to, await instructions from the Majority Lenders before exercising or not exercising its rights under this Section 8.2 (c).

        (d) Neither the Agent nor any Lender shall incur any liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Borrower hereby waives (to the extent permitted by law) any claims it may have against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree and none of the actions described herein shall render Agent's disposition of the Collateral in such a manner as commercially unreasonable. Any sale of Collateral pursuant to the terms of a Purchase Commitment, or any other disposition of collateral arranged by the Borrower, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

        (e) The Borrower specifically waives (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Borrower has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Agent to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Agent shall not be required to take any steps necessary to preserve any rights of the Borrower against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

        (f) The Lenders may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including,


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               without  limitation,  payment of delinquent  taxes or assessments
               and  insurance  premiums.   All  advances,   charges,  costs  and
               expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lenders in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

        (g) No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrower to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

        8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the security interest in all or any part of the Collateral shall be applied by the Agent as follows:

               First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Agent in connection therewith;

               Second, to the payment of all amounts due (other than principal and interest) under the Notes or this Agreement - payable ratably to Lenders in the proportion that each Lender's share of those amounts bears to the total of those amounts for all Lenders;

               Third, to the payment of interest accrued and unpaid on the Notes
        - payable ratably to each Lender in accordance with its Commitment Percentage;

               Fourth, to the payment of the outstanding principal balance of the Notes - payable ratably to each Lender in accordance with its Commitment Percentage;

               Fifth, to the payment of all other Obligations - payable ratably to Lenders in the proportion that each Lender's share of those amounts bears to the total of those amounts for all Lenders; and

               Finally, to the payment to the Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations of the Borrower, the Borrower shall remain liable for any deficiency.



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        8.4    Agent Appointed  Attorney-in-Fact.  The Agent is hereby appointed the attorney-in-fact of the Borrower, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest and shall remain in full force and effect until the full and final payment and performance of all Obligations. Without limiting the generality of the foregoing, the Agent shall have the right and power, either in the name of the Borrower or in its own name, to (a) give notices of its security interest in the Collateral to any Person, (b) endorse in blank, to itself, or to a nominee all items of Collateral that are transferable by endorsement and are payable to the order of the Borrower, including
canceling,   completing  or  supplying  any  needed  or  incomplete  or  missing endorsement of the Borrower and any related assignment, (c) change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, and (d) receive, endorse and collect all checks made payable to the order of the Borrower representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Loans or Pledged Securities and to give full discharge for the same.

        8.5 Right of Offset. Borrower hereby grants to Agent and to each Lender a right of offset, subject to the following sentence relating to any exercise of such right, to secure the repayment of the Obligations, upon any and all monies, securities, or other property of Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to Agent or such Lender from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrower, and any and all claims of Borrower against Agent or such Lender, at any time existing. Upon the occurrence of any Default, Agent and each Lender are authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, and apply any and all of those items against the Obligations. Notwithstanding anything in this section or elsewhere in this Agreement to the contrary, neither Agent nor any other Lender shall have any right to offset, appropriate, or apply any accounts of Borrower which consist of escrowed funds (except and to the extent of any beneficial interest which Borrower have in such escrowed funds) which have been so identified by Borrower in writing at the time of deposit thereof.

        8.6 Waivers. Borrower waives any right to require Agent to (a) proceed against any Person, (b) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (c) pursue any other remedy in its power. Agent shall not be required to take any steps necessary to preserve any rights of Borrower against any Person from which Borrower purchased any Mortgage Loans or to preserve rights against prior parties. Borrower and each surety, endorser, guarantor, pledgor, and other party ever liable or whose property is ever liable for payment of any of the Obligations jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and on payment, and agree that their or their property's liability with respect to the Obligations, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligations, by any indulgence, or by any release or change in any security for the payment of the Obligations, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number thereof.

        8.7 Performance by Agent. Should any covenant, duty, or agreement of Borrower fail to be performed in accordance with the terms of this Agreement or of any document delivered under this Agreement, Agent may, at its option, after notice to Borrower, as the case may be, perform, or attempt to perform, such covenant, duty, or agreement on behalf of the Borrower and shall notify each Lender that it has done so. In such event, Borrower shall jointly and severally, at the request of Agent, promptly pay any amount expended by Agent in such performance or attempted performance to Agent at its principal place of business, together with interest thereon at the Maximum Rate from the date of such expenditure by Agent until paid. Notwithstanding the foregoing, it is expressly understood that Agent does not assume and shall never have, except by express written consent of Agent, any liability or responsibility for the performance of any duties of Borrower under this Agreement or under any other document delivered under this Agreement.

        8.8 No Responsibility. Except in the case of fraud, gross negligence, or willful misconduct, neither Agent nor any of its officers, directors, employees, or attorneys shall assume or ever have any liability or responsibility for, any diminution in the value of the Collateral or any part of the Collateral.

        8.9 No Waiver. The acceptance by Agent or any Lender at any time and from time to time of partial payment or performance by Borrower of any of their respective obligations under this Agreement or under any Loan Document shall not be deemed to be a waiver of any Default then existing. No waiver by Agent or any Lender shall be deemed to be a waiver of any other then existing or subsequent Default. No delay or omission by Agent or any Lender in exercising any right under this Agreement or under any other document required to be executed under or in connection with this Agreement shall impair such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right under this Agreement or otherwise.

        8.10 Cumulative Rights. All rights available to Agent and the Lenders under this Agreement or under any other document delivered under this Agreement shall be cumulative of and in addition to all other rights granted to Agent and the Lenders at law or in equity, whether or not the Notes be due and payable and whether or not Agent shall have instituted any suit for collection, foreclosure or other action in connection with this Agreement or any other document delivered under this Agreement.

9.      NOTICES.

        All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing addressed to the respective parties hereto at their respective addresses hereinafter set forth and shall be either (a) delivered in person, or (b) mailed, by certified, registered, or express mail, postage prepaid, or (c) delivered by overnight courier, or (d) telecopied to their respective telecopy numbers (with a paper copy mailed the same day as aforesaid) as hereinafter set forth; provided any party may change its address for notice by designating such party's new address in a Notice to the sending party given at least five (5) Business Days before it shall become effective. All Notices shall be conclusively deemed to have been properly given or served when duly received, in person regardless of how sent.



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Regardless of when received,  all Notices shall be conclusively  deemed given or served if addressed in accordance with this Section and (1) if by overnight courier, on the next Business Day or (2) if mailed, by certified, registered, or express mail, postage prepaid, on the third Business Day after being deposited in the mails, or (3) if telecopied, when telecopied to the telecopy number set forth below (provided a paper copy is mailed the same day):

        If to the Borrower:         Centerline Mortgage Capital Inc.
                                    Attn: Chief Financial Officer
                                    625 Madison Avenue
                                    New York, New York 10022
                                    Fax No.: 212 751-3550
                                    E-mail: rlevy@centerline.com

        with a copy to:             Centerline Mortgage Capital Inc.
                                    Attn: General Counsel
                                    625 Madison Avenue
                                    New York, New York 10022
                                    Fax No.: 212 751-3550
                                    E-mail: jdamico@centerline.com

        If to Citicorp USA, Inc.,
        as Agent:                   Citicorp USA, Inc.
                                    Attn:   Maria McKeon, Director
                                    One Court Square
                                    45th Floor Zone 11
                                    Long Island City, NY 11120
                                    Fax No.: 718 248 4722
                                    E-mail:  maria.mckeon@citigroup.com

        with a copy to:             Citicorp USA, Inc.
                                    Attn:   Rhona L. Landau, Vice President
                                    and Deputy General Counsel
                                    One Court Square, 14th Floor
                                    Long Island City, NY 11120
                                    Fax No.: 718.248.7220
                                    E-mail: rhona.l.landau@citi.com

        If to Citicorp USA, Inc.,
        as Lender:                  Citicorp USA, Inc.
                                    Attn:   Maria McKeon, Director
                                    One Court Square
                                    45th Floor Zone 11
                                    Long Island City, NY 11120
                                    Fax No.: 718 248 4722
                                    E-mail:  maria.mckeon@citigroup.com


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        with a copy to:             Citicorp USA, Inc.
                                    Attn:   Rhona L. Landau, Vice President
                                    and Deputy General Counsel
                                    One Court Square, 14th Floor
                                    Long Island City, NY 11120
                                    Fax No.: 718.248.7220
                                    E-mail:  rhona.l.landau@citi.com


10.     REIMBURSEMENT OF EXPENSES; INDEMNITY.

        10.1 Reimbursement of Expenses and Indemnification by Borrower. The Borrower shall: (a) pay all out-of-pocket costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, documentation, and administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (b) pay all out-of-pocket costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees, incurred by Agent in connection with the enforcement of this Agreement, the Notes, and other Loan Documents; (c) pay, and hold the Agent and the Lenders and any owners or holders of the Notes harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save them each harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; (d) INDEMNIFY, PAY AND HOLD HARMLESS THE AGENT, EACH LENDER, AND ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS AND ANY SUBSEQUENT OWNERS OR HOLDERS OF THE NOTES (COLLECTIVELY, THE "INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND WHATSOEVER (THE "INDEMNIFIED LIABILITIES") (INCLUDING, WITHOUT LIMITATION, INDEMNIFIED LIABILITIES RESULTING, IN WHOLE OR IN PART, FROM ANY INDEMNIFIED PARTY'S OWN NEGLIGENCE OR STRICT LIABILITY) WHICH MAY BE IMPOSED UPON, INCURRED BY OR ASSERTED AGAINST SUCH INDEMNIFIED PARTY IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY TO THE EXTENT THAT ANY SUCH INDEMNIFIED LIABILITIES RESULT (DIRECTLY OR INDIRECTLY) FROM ANY CLAIMS MADE, OR ANY ACTIONS, SUITS OR PROCEEDINGS COMMENCED OR THREATENED, BY OR ON BEHALF OF ANY CREDITOR (EXCLUDING THE LENDERS AND THE HOLDER OR HOLDERS OF THE NOTES), SECURITY HOLDER, SHAREHOLDER, CUSTOMER (INCLUDING, WITHOUT LIMITATION, ANY PERSON HAVING ANY DEALINGS OF ANY KIND WITH THE BORROWER), TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE AND/OR AGENT OF THE BORROWER ACTING IN SUCH CAPACITY, THE
BORROWER OR ANY GOVERNMENTAL REGULATORY BODY OR AUTHORITY. THE FOREGOING INDEMNITY SHALL NOT APPLY TO THE EXTENT THE INDEMNIFIED LIABILITIES RESULT FROM THE GROSS NEGLIGENCE

OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY OR ANY INDEMNIFIED PARTY'S OWN VIOLATIONS OF REGULATIONS APPLICABLE TO IT. THE AGREEMENT OF THE BORROWER CONTAINED IN THIS SUBSECTION (c) SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT AND THE PAYMENT IN FULL OF THE NOTES. ATTORNEYS' FEES AND DISBURSEMENTS INCURRED IN ENFORCING, OR ON APPEAL FROM, A JUDGMENT PURSUANT HERETO SHALL BE RECOVERABLE SEPARATELY FROM AND IN ADDITION TO ANY OTHER AMOUNT INCLUDED IN SUCH JUDGMENT, AND THIS CLAUSE IS INTENDED TO BE SEVERABLE FROM THE OTHER PROVISIONS OF THIS AGREEMENT AND TO SURVIVE AND NOT BE MERGED INTO SUCH JUDGMENT. WITHOUT LIMITING ANY OF THE FOREGOING, THE BORROWER SHALL UPON DEMAND PROMPTLY REIMBURSE THE AGENT FOR ALL EXTRAORDINARY SERVICING EXPENSES INCURRED BY IT.

        10.2 INDEMNIFICATION BY THE LENDERS. WHETHER OR NOT ANY ADVANCE IS MADE HEREUNDER, THE LENDERS AGREE TO INDEMNIFY, PAY, DEFEND, AND HOLD HARMLESS THE AGENT IN ITS RESPECTIVE CAPACITY AS SUCH (TO THE EXTENT NOT REIMBURSED BY THE BORROWER AND WITHOUT LIMITING THE OBLIGATION OF THE BORROWER TO DO SO), RATABLY ACCORDING TO THEIR RESPECTIVE COMMITMENT PERCENTAGES, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION LIABILITIES RESULTING IN WHOLE OR PART FROM THE AGENT'S OWN ORDINARY NEGLIGENCE OR STRICT LIABILITY, WHICH MAY AT ANY TIME (INCLUDING WITHOUT LIMITATION AT ANY TIME FOLLOWING THE PAYMENT OF THE OBLIGATIONS) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT OF ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER SHALL REIMBURSE THE AGENT UPON DEMAND FOR ITS RATABLE SHARE OF ANY COSTS OR OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEY COSTS) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATION, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN, AND ALL EXTRAORDINARY SERVICING EXPENSES, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY OR

ON BEHALF OF BORROWER. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT. ATTORNEYS' FEES AND DISBURSEMENTS INCURRED IN ENFORCING, OR ON APPEAL FROM, A JUDGMENT PURSUANT HERETO SHALL BE RECOVERABLE SEPARATELY FROM AND IN ADDITION TO ANY OTHER AMOUNT INCLUDED IN SUCH JUDGMENT, AND THIS CLAUSE IS INTENDED TO BE SEVERABLE FROM THE OTHER PROVISIONS OF THIS AGREEMENT AND TO SURVIVE AND NOT BE MERGED INTO SUCH JUDGMENT.

        TO THE EXTENT THAT, AFTER THE LENDERS HAVE MADE PAYMENTS TO AGENT PURSUANT TO THIS SECTION 10.2, AGENT RECEIVES FROM THE BORROWER, THE COLLATERAL OR ANY OTHER SOURCE (OTHER THAN THE LENDERS) ANY AMOUNT ON ACCOUNT OF THE LIABILITIES SO PAID BY THE LENDERS, AGENT SHALL REIMBURSE SUCH AMOUNT RECEIVED FROM THE BORROWER, THE COLLATERAL OR SUCH OTHER SOURCE TO THE LENDERS, RATABLY IN ACCORDANCE WITH THE AMOUNTS RECEIVED FROM THEM PURSUANT TO SECTION 10.2 FOR PURPOSES OF THE FOREGOING SENTENCE, AGENT MAY APPLY ANY AMOUNT RECEIVED FROM THE BORROWER OR ANY SUCH OTHER SOURCE TO ANY OBLIGATIONS OWING TO IT UNDER ANY LOAN DOCUMENT.

11.     FINANCIAL INFORMATION.

        All financial statements and reports furnished to the Agent hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the Interim Date (except to the extent otherwise required to conform to good accounting practice).

12.     AGREEMENTS CONCERNING THE AGENT AND THE LENDERS.

        12.1 Appointment. Each of the Lenders hereby irrevocably appoints Citicorp USA, Inc. as the Agent under this Agreement and the other Loan Documents and authorizes the Agent to act on such appointing Lender's behalf and to exercise such powers under this Agreement and all other Loan Documents as are specifically delegated to or required of the Agent by their terms, together with all reasonably incidental powers. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities except those expressly set forth herein or in another Loan Document, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender or any participant. No implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement or the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Lender hereby agrees to assert no claim against the Agent on any agency thereof or any other theory of liability for breach of fiduciary duty, all of which claims are hereby expressly waived by each Lender.



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        12.2   Employment of Others by the  Agent.  The  Agent may  execute  and perform any of its duties under the Loan Documents by or through employees, agents and attorneys other than (a) the Borrower or (b) any of the Borrower's Affiliates or (c) any of the Borrower's attorneys or other agents, and the Agent shall be entitled to rely (and shall be protected in reasonably relying) on the advice of such employees, agents and attorneys concerning all matters pertaining to its duties under the Loan Documents. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney selected by it in the absence of gross negligence, fraud or willful misconduct by the Agent. Each Lender recognizes and understands that if, after the occurrence of any Default under this Agreement, the Agent services any Collateral consisting of loans secured by mortgages and the Agent does not have adequate facilities (and the Agent shall have no obligation to develop adequate facilities) to service such Collateral, it will be necessary for the Agent to contract with a third party to service such Collateral and the fees to be paid for such services will be treated as expenses payable out of the income and proceeds realized from such Collateral having priority over other applications of such income and proceeds pursuant to the Loan Documents. The Agent will identify any such servicing agent selected by the Agent for such purpose by written notice to the Lenders, and may engage and continue to employ such servicing agent unless and until the Majority Lenders notify the Agent in writing that they disapprove of such servicing agent so selected, in which event the Agent shall promptly engage such other servicing agent as shall be approved in writing by all of the Lenders and replace the servicing agent so originally selected.

        12.3 Exculpatory Provisions. Except in the case of its, his or her own (or own agent's) fraud, gross negligence, or willful misconduct, it being specifically intended that the Released Persons (as defined below) be hereby released from liability for their own simple negligence, the "Agent, et al." (meaning the Agent, its Affiliates and its - and each of its Affiliates' - officers, shareholders, directors, employees and agents), (collectively, the "Released Persons") shall not be (a) liable for any action taken or omitted to be taken by such Released Person (1) in the exercise of the discretion or power conferred upon such Released Person by the Loan Documents or (2) with the consent or at the request of all Lenders or the Majority Lenders (as applicable), or (b) responsible for consequences of any error of judgment. It is specifically intended that each Released Person is hereby released from liability for his, her, or its own negligence to the maximum extent permitted by law. The Agent, et al., shall not be responsible in any manner to anyone for (1) the effectiveness, enforceability, legality, genuineness, sufficiency, validity, due execution, filing, registration or recording of any of the Loan Documents,
(2) any representation, warranty, document, certificate, report or statement made or furnished in, under or in connection with the Loan Documents other than its own representation, warranty, certificate, report or statement furnished to one or more Lenders in or pursuant to any Loan Document, whether deemed given pursuant to Article 4 of this Agreement or given in a separate writing (and no certificate, report or statement so furnished that is prepared in reliance upon information furnished by the Borrower or any source other than the Agent itself shall be construed to be a certification, confirmation, guaranty or undertaking of any kind by the Agent of the correctness or completeness of any of the information so relied upon by the Agent), (3) the value of any of the Collateral, (4) except to the extent the Agent is required to hold Collateral or take or perform any other action with respect to it in accordance with this Agreement and which action is required of such perfection, the perfection of any Lien on any Collateral, (5) any delay, error, omissions or default of any third party mail, telegraph, telecopy, electronic mail, cable or wireless agency or operator or (6) any failure of the Borrower to perform its obligations


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hereunder or under any other Loan Document. The Agent, et al, shall not be under any obligation to anyone to (a) ascertain or to inquire as to the performance or observation of any of the terms, covenants, or conditions of any of the Loan Documents on the part of the Borrower or any other Person or (b) inspect the property (including the books and records) of the Borrower.

        12.4 Defaults. Should any Event of Default or Default occur and be continuing, any Lender having actual knowledge thereof shall notify Agent and Borrower of the existence thereof, but the failure of any Lender to provide that notice shall not prejudice that Lender's rights under this Agreement. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless a Vice President or more senior officer of the National Structured Lending Group of the Agent has actual knowledge of it or such an officer shall have received notice from the Borrower or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". The Agent shall take such action with respect to an Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default, as the Agent, in its sole discretion, may deem necessary or appropriate to protect the rights and interest of the Agent and the Lenders and to realize the benefits of the Collateral. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any Loan Document in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders, all participants, and all future holders of the Obligations owing by Borrower hereunder. Where this Agreement expressly permits or prohibits an action unless the Majority Lenders otherwise determine, the Agent shall, and in all other instances the Agent may but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders. Notwithstanding the foregoing, the Agent shall not be required to take any action that it reasonably believes may expose it to personal liability or be contrary to this Agreement or applicable law.

        12.5 Reliance. The Agent, et al., shall be entitled to rely - and shall be fully protected in reasonably relying - upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order or other document or conversation believed by it, him or her to be genuine and correct and to have been signed or made by the proper Person. The Agent shall not be required in any way to determine the identity or authority of any Person delivering or executing the same. If any order, writ, judgment or decree (an "Order") shall be made or entered by any court affecting the rights, duties and obligations of the Agent under the Loan Documents, then and in any of such events the Agent is authorized, in its sole discretion, to rely upon and comply with such Order; and if the Agent complies with any such Order, then the Agent, et al., shall not be liable to any Lender or to any other Person by reason of such compliance, even though such Order may be subsequently reversed, modified, annulled, set aside, held inapplicable or vacated.



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        12.6   Resignation  of the  Agent. The  Agent,  or any  Agent or  agents hereafter appointed, at any time may resign by giving written notice of resignation to the Borrower and the Lenders and complying with the applicable provisions of this Section. The Agent may be removed in accordance with the applicable provisions of Section 12.6 and with written notice to the Borrower. Upon receiving such notice of resignation or removal, a successor Agent shall be promptly appointed by unanimous action of the Lenders by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Agent and one copy to the successor Agent. If no successor Agent shall have been so appointed and have accepted the appointment within thirty (30) days after such notice of resignation, then the resigning Agent may appoint a successor Agent, which shall itself be subject, however, to removal by the Lenders (other than any Lender which is then the Agent) without cause (i.e., notwithstanding the conditions to removal of the Agent stated in Section 12.6) upon thirty (30) days' written notice, provided that the removing Lenders designate another successor Agent in such notice - or in a separate written notice given on or before five (5) days thereafter - to the Agent being removed. If the resigning Agent does not appoint a successor Agent as provided in the preceding sentence, then the resigning Agent or the Lenders (other than any Lender which is then the Agent) may petition any appropriate court for the appointment of a successor Agent. After such notices, if any, as it may deem proper and prescribe, such court may appoint a successor Agent.

        12.7 Removal of the Agent. If (a) a receiver shall be appointed by any Governmental Authority of competent jurisdiction and shall take charge or control of the Agent or of its Property or affairs for the purpose of rehabilitation, conservation or liquidation, or (b) the Agent shall be grossly negligent in the performance of its material duties and obligations under this Agreement or engage in willful misconduct concerning any such material duties and obligations, then, in any such case, the Lenders (other than any Lender which is then the Agent) may remove the Agent and appoint a successor by written instrument, in duplicate, one copy of which shall be delivered to the Agent so removed and one copy to the successor Agent; or the Lenders (other than any Lender which is then the Agent) may petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent. After such notice, if any, as it may deem proper and prescribe, such court may remove the Agent and appoint a successor Agent.

        12.8 Effective Date of Resignation or Removal. No resignation or removal of the Agent shall be effective until (a) a successor Agent is appointed pursuant to the provisions of this Agreement and has accepted the appointment as provided in this Agreement, with a copy of such acceptance to be provided by the successor Agent to the predecessor Agent, the Borrower and the Lenders (but no notice to any other Person shall be required), and (b) the resigning or removed Agent has taken such actions (including the deliver to the successor Agent of Collateral and the execution and delivery to the successor Agent of assignments) as may be necessary or appropriate to cause the successor Agent to have a perfected Lien in the collateral for the benefit of the Lenders (provided, that the Lenders may elect to waive the requirements of this clause (b) to facilitate succession, although no such waiver shall excuse the resigning or removed Agent from its obligations under this clause (b) or otherwise), and the Agent agrees to take any and all such actions as the successor Agent may reasonably request. Each Lender shall be responsible, ratably, for its share of all reasonable expenses of the resigning or removed Agent and of the successor Agent incurred in connection with the actions to be taken in accordance with the provisions of this Section.



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        12.9   Successor  Agent.  Any successor  Agent  appointed as provided in this Article shall execute and deliver to the Borrower and to its predecessor Agent an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of its predecessor, with like effect as if originally named as the Agent; provided, that upon the written request of the Borrower or the successor Agent, the Agent ceasing to act shall execute and deliver (a) an instrument transferring to such successor Agent all of the rights of the Agent so ceasing to act and (b) to such successor Agent such instruments as are necessary to transfer the Collateral to such successor Agent (including assignments of all Collateral or Collateral Documents). Upon the request of any such successor Agent made from time to time, the Borrower shall execute any and all papers which the successor Agent shall request or require to more fully and certainly vest in and confirm to such successor Agent all such rights.

        12.10 Credit Decisions. The Lenders expressly acknowledge that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to them and that no act by the Agent hereinafter taken, including any consent to or acceptance of any assignment or any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender acknowledges and agrees that it has, independently and without reliance upon the Agent or any other Lender and based upon the Financial Statements of the Borrower and such other documents and information as it has deemed appropriate (and such Lender represents and agrees that it has received and reviewed all of the information which it requested and that it requested all information which it considered material to its credit decision), made its appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and into all applicable banking regulatory laws relating to the transactions contemplated by the Loan Documents, and such Lender has made its own decision to make Advances hereunder and enter into this Agreement. Each Lender also acknowledges and agrees that it will, independently and without reliance upon the Agent, et al. or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

        12.11 Merger of the Agent. Any Person into which the Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion or consolidation to which the Agent shall be a party or any Person succeeding to the commercial banking business of the Agent, shall be the successor Agent without the execution or filing of any paper or any further act on the part of any of the parties.



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        12.12  Agent and  Affiliates. With  respect to its own Notes,  the Agent shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Agent. Each of the Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with the Borrower, any of its Affiliates and any Person who may do business with or own securities of any of them, all as if it was not the Agent and without any duty to account therefor to the Lenders. The Lenders acknowledge that, pursuant to such activities, the Agent or its affiliates or subsidiaries may receive information regarding Borrower or its affiliates or subsidiaries (including information that may be subject to confidentiality obligations in favor of Borrower or such affiliate or subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to the Advances made by it as a Lender, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

        12.13 Lender's Cooperation. The Lenders agree to cooperate among themselves and with the Agent and from time to time upon the Agent's request, to execute and deliver such papers as may be reasonably necessary to enable the Agent, in its capacity as lead lender and servicer, to effectively administer and service the Loan and each Lender's Senior Credit Note in the manner contemplated by this Agreement.

        12.14  Withholding Tax.

        (a) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to the Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement,
               (B) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its


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               Lending  Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

        (b) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

        (c) The Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 2.11 (a) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section 12.13(a) or (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 12.13(a); provided that if such Lender shall have satisfied the requirement of this Section 12.13(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 12.13(a) shall relieve the Borrower of its obligation to pay any amounts pursuant to
               Section 2.11 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

        (d) The Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrower is not required to pay additional amounts under this Section 12.13(a).

        (e) Upon the request of the Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to


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               deliver such forms, then the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

        (f) If any Governmental Authority asserts that the Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Agent. The obligation of the Lenders under this Section shall survive the termination of the Commitment, repayment of all other Obligations hereunder and the resignation of the Agent.

        12.15 Sharing. If any Lender obtains any amount - whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its rights under Section 8.5 - that exceeds the portion of that amount it is otherwise entitled under the Loan Documents to receive, then that Lender shall purchase from the other Lenders participations that result in the purchasing Lender's sharing the excess amount ratably with each Lender in accordance with the portion it is entitled to receive under the Loan Documents. If all or any of that excess amount is subsequently recovered from that purchasing Lender, then the purchase of participations in it is automatically rescinded and the purchase price restored to that purchasing Lender to the extent of the recovery. Any Lender purchasing a participation from another Lender under this Section may, to the extent lawful, exercise all of its rights of payment (including the right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

        12.16  Commitment Increases.

        (a) At any time and from time to time after the date hereof, the Commitment may be increased either by an Additional Lender establishing a Commitment Amount or by one or more then existing Lenders, at each such Lender's sole discretion ("Increase Lender") increasing its Commitment Amount (each such increase by either means, a "Commitment Increase") provided that no Commitment Increase shall become effective unless and until (i) the Borrower, the Agent and the Additional Lender or the Increase Lender shall have executed and delivered an amendment with respect to such Commitment Increase, and (ii) such Commitment
               Increase shall have been consented to by each of the other Lenders if the total Commitment will exceed $400,000,000.00. Prior to the effective date of any Commitment Increase, the Borrower shall issue a Note to the Additional Lender or, against surrender of its existing Note to an Increase Lender, in the amount of such Lender's Commitment Amount after giving effect to such Commitment Increase. Such new promissory notes shall constitute a "Note" for the purpose of the Loan Documents.

        (b) On the effective date of any Commitment Increase, the Agent shall recompute the Commitment Percentage for each Lender following the Commitment Increase, and within in two (2) Business Days, the Agent shall request Advances of the


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               affected  category  from  or  shall  direct  prepayments  of such
               Advances to, each Lender so that the total amount of all then outstanding Advances of the affected category of each category are shared pro rata with each Lender, pursuant to Section 2.1 hereof.

        12.17 Participation. Each Lender reserves the rights, with prior notice to and consent of Borrower, which consent shall not be unreasonably withheld except that Borrower may withhold consent to a participation to a competitor of Borrower in Borrower's sole and absolute discretion, and the Agent, to sell to any bank, savings and loan, savings bank, credit union, other deposit-taking financial institution or commercial lending institution, participations in all or any part of such Lender's Advances, Note or Commitment. Participants shall have no rights under the Loan Documents other than certain voting rights as provided below. Each Lender shall be entitled to obtain (on behalf of its participants) the benefits of this Agreement with respect to all participants in its Advances outstanding from time to time; provided that the Borrower shall not be obligated to pay any amount in excess of the amount that would be due to such Lender calculated as though no participation had been made. No Lender shall sell any participating interest of less than FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or under which the participant shall have any rights to approve any amendment, modification or waiver of any Loan Documents. Except in the case of the sale of a participating interest to a Lender, the relevant participation agreement shall not permit the participant to transfer, pledge, assign, sell any subparticipation in or otherwise alienate or encumber its participation interest in the Loan.

        12.18  Amendments and Modifications.

        (a) Without the written consent of all of the Lenders who would be adversely affected, including Citicorp USA, Inc., the Agent shall not agree to any amendments or modifications to the Loan Documents, or grant a written waiver of or a written consent required by any provision of them, the effect of which would be to (a) change the amount or the due date of any required payment other than in accordance with the express provisions of the Loan Documents, (b) change the interest rate provisions of this Agreement, (c) change the provisions of Section 2.1(a) of this Agreement; (d) extend the Maturity Date, (e) change any sharing ratio applicable to the Lenders under this Agreement except pursuant to the express provisions of this Agreement, (f) change the several nature of the Lenders' respective obligations to make Advances this Agreement, (g) release any substantial amount of Collateral other than pursuant to the express provisions of this Agreement, (h) amend this Section or the definition of "Majority Lenders", (i) increase the amount of any Lender's Commitment Amount, in each case other than as contemplated by the terms of this Agreement.

        (b) Without the written consent of the Majority Lenders, the Agent shall not agree to any amendments or modifications of the Loan Documents or grant a written waiver of any provision therein the effect of which would be to (a) change the provisions of Section 2.1(b) of this Agreement; (b) waive any material Event of Default under the Loan Documents (except for any Event of Default caused by the failure to pay the Obligations at the maturity); or (c) change or modify any other provision of this Agreement in any material respect. Agent may, in its sole



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               discretion,  warehouse  or continue to warehouse  Mortgage  Loans which fail to qualify as Eligible Loans ("Ineligible Loans") and waive or temporarily suspend or delay any obligation of the
               Borrower  hereunder in  connection  with such  Ineligible  Loans,
               including,  without  limitation,   suspension  of  any  mandatory
               prepayment due in connection with such Ineligible Loans, so long as either (xx) the aggregate Advances outstanding at any one time against such Ineligible Loans shall not exceed TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or (yy) Borrower has deposited with the Agent cash, in a restricted non-interest bearing account pledged to the Agent, as additional security for the repayment and performance of the Obligations in full, in an amount equal to 100% of the aggregate amount of all Advances outstanding against such Ineligible Loans in excess of $10,000,000.00.

13.     MISCELLANEOUS.

        13.1 Assignment. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the consent of the Agent and the Borrower (which shall not unreasonably be withheld except that Borrower may withhold consent to a participation to a competitor of Borrower in Borrower's sole and absolute discretion), to any other Person (collectively, "Purchasing Lenders") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit "J" (an "Assignment and Acceptance") executed by such Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an Affiliate thereof, by the Agent) and delivered to the Agent for its acceptance and recording in the Register (as defined in Section 13.2); provided, that, (a) assigning Lender shall pay to the Agent an assignment fee in the amount of FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00), except in the case of an assignment of all of a Lender's rights and obligations under this Agreement, (b) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment shall equal at least FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) and (c) after giving effect to each such assignment, the amount of the remaining Commitment of the assigning Lender shall equal at least FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (or, in each case, such lesser amount to which the Agent may consent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a
Commitment Percentage as set forth therein, and (y) the assigning Lender thereunder shall to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such assigning Lender.



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        13.2   The Register. The Agent, on behalf of Borrower, shall maintain at the office of the Agent a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Advances owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the percentage owner of an Advance or other Obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an Affiliate thereof, by the Agent and the $5,000.00 assignment fee), the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and Borrower.

        13.3 Confidentiality. Each of Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors, in connection with matters relating to the credit relationship with the Borrower and/or the administration of the Loan Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any eligible assignee of or participant in, or any prospective eligible assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations, (g) with the consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 13.3 or (y) becomes available to Agent or any Lender on a nonconfidential basis from a source other than Borrower. For purposes of this
Section 13.3, "Information" means all information received from any Borrower relating to any Borrower or any of their respective businesses, other than any such information that is available to Agent or any Lender on a nonconfidential basis prior to disclosure by any Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything in this Agreement to the contrary, "Information" shall not include, and Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby


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and all materials of any kind  (including  opinions or other tax analyses)  that are provided to Agent or such Lender relating to such tax treatment and tax structure; provided that, with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loan and transactions contemplated hereby. In addition, Agent may disclose to any agency or organization that assigns standard identification numbers to loan facilities such basic information describing the facilities provided hereunder as is necessary to assign unique identifiers (and, if requested, supply a copy of this Agreement), it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to make available to the public only such Information as such person normally makes available in the course of its business of assigning identification numbers.

        13.4 Disclosures. Borrower authorizes each Lender to disclose to any Purchasing Lender or to any participant (each, a "Transferee"), and any prospective Transferee, any and all financial information in such Lender's possession concerning Borrower and its Affiliates which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender's credit evaluation of Borrower and its Affiliates prior to becoming a party to this Agreement; provided, however, that such prospective Transferee agrees it shall be subject to the same confidentiality requirements as any Lender hereunder with respect to such information.

        13.5 Pledges. Nothing herein shall prohibit any Lender from pledging or assigning all or any portion of its interest in Advances to any Federal Reserve Bank in accordance with applicable law.

        13.6 Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of New York, without reference to its principles of conflicts of laws.

        13.7 Relationship of the Parties. This Agreement provides for the making of Advances by the Lenders, in their capacity as lenders, to the Borrower, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Borrower to the Lenders, and for the payment of certain fees by the Borrower to the Lenders and the Agent. The relationship between the Lenders and the Borrower is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lenders to protect their interests as lenders in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Agent or the Lenders to act as a financial or business advisor or consultant to the Borrower, as permitting or obligating the Agent or the Lenders to control the Borrower or to conduct the Borrower's operations, as creating any fiduciary obligation on the part of the Agent or the Lenders to the Borrower, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein, including,


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without  limitation,  the  provision  for waiver of trial by jury.  The Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lenders for credit and to execute and deliver this Agreement.

        13.8 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

        13.9 Usury. It is the intent of Lenders and the Borrower in the execution and performance of this Agreement and the Notes or any Loan Document to remain in strict compliance with Applicable Law from time to time in effect. In furtherance thereof, Lenders and the Borrower stipulate and agree that none of the terms and provisions contained in the Notes, this Agreement or any Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or amount of interest permitted to be charged under Applicable Law. For purposes of this Agreement, the Notes and any other Loan Document, "interest" shall include the aggregate of all charges which constitute interest under Applicable Law that are contracted for, taken, charged, reserved, or received under this Agreement, the Notes or any other Loan Document. The Borrower shall never be required to pay unearned interest or interest at a rate or in an amount in excess of the Maximum Rate or amount of interest that may be lawfully charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Agreement and the Notes or any Loan Document, which may be in actual or apparent conflict herewith. If the Notes are prepaid, or if the maturity of the Notes is accelerated for any reason, or if under any other contingency the effective rate or amount of interest which would otherwise be payable under the Notes would exceed the Maximum Rate or amount of interest any Lender or any other holder of the Notes is allowed by Applicable Law to charge, contract for, take, reserve or receive, or in the event any Lender or any holder of the Notes shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under the Notes to a rate or amount in excess of that permitted to be charged, contracted for, taken, reserved or received under Applicable Law then in effect, then the principal amount of the Notes or the amount of interest which would otherwise be payable under the Notes or both shall be reduced to the amount allowed under Applicable Law as now or hereinafter construed by the courts having jurisdiction, and all such moneys so charged, contracted for, taken, reserved or received that are deemed to constitute interest in excess of the Maximum Rate or amount of interest permitted by Applicable Law shall immediately be returned to or credited to the account of the Borrower upon such determination. Lenders and the Borrower further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, charged, taken, reserved or received under the Notes which are made for the purpose of determining whether such rate or amount exceeds the Maximum Rate, shall be made to the extent not prohibited by Applicable Law, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Notes, all interest at any time contracted for, charged, taken, reserved or received from the Borrower or otherwise by any Lender or any other holder of the Notes.



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


        13.10 Consent to Jurisdiction. THE BORROWER, AGENT, AND EACH LENDER AGREES THAT ANY SUIT OR PROCEEDING UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER, AGENT OR SUCH LENDER BY FIRST CLASS MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AGENT, OR SUCH LENDER AT THE ADDRESS SPECIFIED IN SECTION 9 HEREOF. THE BORROWER, AGENT, AND EACH LENDER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        13.11  ADDITIONAL  INDEMNITY.  IN ADDITION TO THE INDEMNITY  PROVIDED IN
SECTION 10, THE BORROWER SHALL INDEMNIFY AND HOLD AGENT, LENDER, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, AND EMPLOYEES (COLLECTIVELY, THE "INDEMNIFIED PARTIES"), HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, SUITS, PROCEEDINGS, COSTS, EXPENSES, DAMAGES, FINES, PENALTIES, AND LIABILITIES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS, ARISING OUT OF,
CONNECTED WITH, OR RESULTING FROM (A) THE OPERATION OF THE BORROWER'S BUSINESSES, (B) ANY INDEMNIFIED PARTY'S PRESERVATION OR ATTEMPTED PRESERVATION OF COLLATERAL, AND (C) ANY FAILURE OF THE SECURITY INTERESTS AND LIENS IN THE COLLATERAL GRANTED TO THE AGENT FOR THE BENEFIT OF THE LENDERS PURSUANT TO THIS AGREEMENT TO BE OR TO REMAIN PERFECTED OR TO HAVE THE PRIORITY AS CONTEMPLATED THEREIN REGARDLESS OF WHETHER THE CLAIM IS CAUSED BY OR ARISES OUT OF, IN WHOLE OR IN PART, THE NEGLIGENCE OF ANY INDEMNIFIED PARTY OR MAY BE BASED ON THE STRICT LIABILITY OF ANY INDEMNIFIED PARTY. THIS INDEMNITY SHALL NOT APPLY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY. AT THE REQUEST OF ANY INDEMNIFIED PARTY, THE BORROWER SHALL, AT ITS OWN COST AND EXPENSE, DEFEND OR CAUSE TO BE DEFENDED ANY AND ALL SUCH ACTIONS OR SUITS THAT MAY BE BROUGHT AGAINST ANY INDEMNIFIED PARTY AND, IN ANY EVENT, SHALL SATISFY, PAY, AND DISCHARGE ANY AND ALL JUDGMENTS, AWARDS, PENALTIES, COSTS, AND FINES THAT MAY BE RECOVERED AGAINST ANY INDEMNIFIED PARTY IN ANY SUCH ACTION, PLUS ALL ATTORNEYS' FEES AND COSTS RELATED THERETO TO THE EXTENT PERMITTED BY APPLICABLE LAW; PROVIDED, HOWEVER, THAT SUCH INDEMNIFIED PARTY SHALL GIVE THE BORROWER (TO THE EXTENT SUCH INDEMNIFIED PARTY SEEKS INDEMNIFICATION THEREFOR FROM THE BORROWER UNDER THIS SECTION 13.10) WRITTEN NOTICE OF ANY SUCH CLAIM, DEMAND, OR SUIT AFTER SUCH INDEMNIFIED PARTY HAS RECEIVED WRITTEN NOTICE THEREOF, AND SUCH INDEMNIFIED PARTY SHALL NOT SETTLE ANY SUCH CLAIM, DEMAND, OR SUIT, IF SUCH INDEMNIFIED PARTY


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


SEEKS INDEMNIFICATION THEREFOR FROM THE BORROWER, WITHOUT FIRST GIVING NOTICE TO THE BORROWER OF THE INDEMNIFIED PARTY'S DESIRE TO SETTLE AND OBTAINING THE CONSENT OF THE BORROWER TO THE SAME, WHICH CONSENT THE BORROWER HEREBY AGREES NOT TO UNREASONABLY WITHHOLD. ALL OBLIGATIONS OF THE BORROWER UNDER THIS SECTION
13.10 SHALL SURVIVE THE PAYMENT OF THE NOTES AND THE OBLIGATIONS.

        13.12 No Waivers Except in Writing. No failure or delay on the part of the Agent in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice to or demand on the Borrower or any other Person in any case shall entitle the Borrower or such other Person to any other or further notice or demand in similar or other circumstances.

        13.13 WAIVER OF JURY TRIAL. AS TO THIS AGREEMENT THE BORROWER, THE AGENT AND EACH OF THE LENDERS HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWER, THE AGENT AND EACH OF THE LENDERS, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE AGENT, THE LENDERS AND THE BORROWER ARE HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER THE AGENT, THE BORROWER AND EACH OF THE LENDERS HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ANY OF THEM, RESPECTIVELY, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF THE UNDERSIGNED THAT EITHER OF THE AGENT, THE BORROWER OR ANY OF THE LENDERS WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

        13.14 Multiple Counterparts. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument.

        13.15 No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Borrower, the Agent, and Lenders. This Agreement does not create, and is not intended to create, any rights in favor of or enforceable by any other Person. This Agreement may be amended or modified by the agreement of the Borrower, the Agent, and Lenders, without any requirement or necessity for notice to, or the consent of or approval of any other Person.

        13.16 RELEASE OF LIABILITY. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW FROM TIME TO TIME IN EFFECT, THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER IT HAS CONSULTED WITH ITS OWN ATTORNEY) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT NO CLAIM MAY BE MADE BY THE BORROWER AGAINST THE AGENT, EACH LENDER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, AGENTS OR INSURERS, OR ANY OF THEIR SUCCESSORS AND ASSIGNS, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM IS BASED ON CONTRACT OR TORT OR DUTY IMPOSED BY LAW) ARISING OUT OF, OR RELATED TO, THE TRANSACTIONS CONTEMPLATED BY ANY OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH. IN FURTHERANCE OF THE FOREGOING, THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

        13.17 Patriot Act. Each Lender and the Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Agent, as applicable, to identify the Borrower in accordance with the Act.

        13.18 Entire Agreement; Amendment. This Agreement, the Notes, and the other Loan Documents referred to herein embody the final, entire Agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. The provisions of this Agreement and the other Loan Documents to which the Borrower is a party may be amended or waived only by an instrument in writing signed by the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            BORROWER:
                                            --------

                                            CENTERLINE MORTGAGE CAPITAL INC.,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            CENTERLINE MORTGAGE PARTNERS INC.,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            AGENT:
                                            -----

                                            CITICORP USA, INC.,



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            LENDER:

                                            CITICORP USA, INC.,
                                            a ______________, as a Lender



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   EXHIBIT "A"
                                   -----------

                           ADVANCE REQUEST FOR ADVANCE
                                     AGAINST
                                 ELIGIBLE LOANS
-------------------------------------------------------------------------------

     Centerline Mortgage Capital Inc. and Centerline Mortgage Partners Inc.

                    Date of Request: _____________ ___, 2007

        The  undersigned  hereby  gives  notice  pursuant  to  of  that  certain
Warehousing Credit and Security Agreement of its request to have the following Advance made to it on ______________, 2007

ELIGIBLE LOAN TYPE:        |_| FANNIE MAE DUS MORTGAGE LOAN
                           |_| OTHER FANNIE MAE MORTGAGE LOAN
                           |_| FREDDIE MAC MORTGAGE LOAN
                           |_| FHA CONSTRUCTION MORTGAGE LOAN
                           |_| FHA PROJECT MORTGAGE LOAN

STATUS OF ELIGIBLE LOAN:   |_| FIRST MORTGAGE LOAN
                           |_| SECOND MORTGAGE LOAN
                           |_| THIRD MORTGAGE LOAN


Loan No.: ____________________________      Warehouse Date: ____________________
Project Name: ________________________      Contract/Pool No.: _________________
Project State and Zip Code: __________

Mortgage Note Amount: ________________      Interest Rate: _____________________
Mortgage Note Date: __________________
Advance Amount: __________

Approved Warehouse Amount: ___________      Endorsement Amount: ________________
Cumulative Endorsement Amount: _______

Investor: ____________________________      Expiration Date: ___________________

Committed Purchase Price: ____________

Title Company/Closing Agent: ___________________________________________________
Title Contact Person:  __________________   Phone No.: _________________________
Title Company Address: _________________________________________________________

Security Rate: ___________   Issue Rate: ______________   Maturity Date: _______

                            WIRE TRANSFER INFORMATION
                            -------------------------

                                     WIRE #1
                                     -------

Wire Amount: ________________________       Date of Wire: ______________________

Receiving Bank: _____________________       ABA No.: ___________________________

City & State: _______________________

Credit Account Name: ________________       Number: ____________________________

Advise: _____________________________       Phone: _____________________________

                                  Exhibit "A"                            Page 81
                                  -----------

Email Address:

                                     WIRE #2
                                     -------

Wire Amount: ________________________       Date of Wire: ______________________

Receiving Bank: _____________________              ABA No.: ____________________

City & State: _______________________

Credit Account Name: ________________       Number: ____________________________

Advise: _____________________________       Phone: _____________________________

Email Address:



        As applicable,  ______________________________  (the "Borrower")  hereby grants a security interest to Citicorp USA, Inc., as Agent (the "Agent") for a syndicate of Lenders (the "Lenders"), in all of Borrower's right, title and interest in and to the Mortgage Loan described above and all related Collateral pursuant to Section 3.3 of that certain Warehousing Credit and Security Agreement, dated as of May 31, 2007, as amended, among the Borrower, the Agent and the Lenders (as amended, restated, renewed or replaced, the "Agreement"). Capitalized terms used in this Advance Request without further definition have the meanings set forth in the Agreement.

        The undersigned represents and warrants as follows:

        (a) The borrowing requested hereby complies with the requirements of the Agreement.

        (b) Each representation and warranty made under Section 5 of the Agreement is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Agent to the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Advance) will be true and correct at and as of the time the Advance is made, in each case both with and without giving effect to the Advance and the application of the proceeds thereof.

        (c) No Default has occurred and is continuing as of the date hereof or would result from the making of the Advance or from the application of the proceeds thereof if the Advance was made on the date hereof, and (except to the extent the undersigned gives notice to the Agent to the contrary prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the Advance) no Default will have occurred and be continuing at the time the Advance is to be made or would result from the making of the Advance or from the application of the proceeds thereof.

        (d) Borrower agrees to cause the Mortgage Note(s) and all other required Collateral Documents to be delivered to Collateral Custodian no later than the first Business Day after the date of the Advance made to fund the Mortgage Loan or the second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement. *



---------------------------------------------



By: ________________________________

    Name:___________________________
    Title:__________________________

*   Not applicable.
    Freddie Mac requires the Mortgage Note and all required Collateral Documents to be delivered to their office on or before the delivery date. The Mortgage Note will be forwarded to Collateral Custodian for endorsement immediately following closing. Collateral Custodian will then forward the original Mortgage Note to Freddie Mac.

                                  Exhibit "A"                            Page 82
                                  -----------

                                   EXHIBIT "B"

                                    RESERVED


                                   Exhibit "B"                           Page 83
                                   -----------

                                   EXHIBIT "C"
                                   -----------

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                           FREDDIE MAC MORTGAGE LOANS

     Centerline Mortgage Capital Inc. and Centerline Mortgage Partners Inc.

Centerline Mortgage Capital Inc. and Centerline Mortgage Partners Inc. (collectively, "Borrower") must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to Citicorp USA, Inc. ("Agent") in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Warehousing Credit and Security Agreement between Borrower and Agent and the other lenders parties thereto (as amended, restated, renewed or replaced, "Agreement"). Fannie Mae and Freddie Mac form numbers used in this Exhibit are for convenience only and Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Pledged Security.

I.      AT LEAST 3 BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

The Agent and the Collateral Custodian must receive a letter signed by Borrower, providing the following information on the Pledged Loan:

        (a)     Mortgagor's name.
        (b)     Project name.
        (c)     Borrower's case/loan number.
        (d)     Expected Advance date.
        (e)     Mortgage Note Amount.
        (f) Name, street address, e-mail address, telephone number and telecopier number of title company or settlement attorney and contact person.

II.     AT LEAST 1 BUSINESS DAY PRIOR TO THE ADVANCE DATE:

The Collateral Custodian must receive the following:

        (a)     An original or facsimile of the signed Advance Request  (Exhibit
                A).
        (b) For Freddie Mac Mortgage Loans, a copy of the signed Letter of Commitment from Freddie Mac with Exhibit A (Interest Rate Lock and Mortgage Terms Confirmation Sheet) attached or the Purchase Agreement for Multifamily PC Swaps.
        (c) If a Mortgage-backed Security is to be issued, a copy of the Purchase Commitment for the Pledged Security.
        (d) If Borrower is not the named holder on the Mortgage Note, copies of (a) the assignment of Mortgage by the mortgagee to Borrower that was sent for recordation on or before the date of the Advance, and (b) the assignments of UCC financing statements by the secured party to Borrower that were sent for recordation on or before the date of the Advance.
        (e) Original assignment of the Mortgage, endorsed by Borrower in blank, in recordable form but unrecorded.

                                   Exhibit "C"                           Page 84
                                   -----------

Upon receipt of the letter required under Section I above, in form and substance satisfactory to the Agent and Collateral Custodian, the Collateral Custodian will issue its escrow instruction letter to the title company or the settlement attorney. The Advance, when wired by the Agent to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Borrower or its counsel when authorized by the Collateral Custodian in its escrow instruction letter. No Advance will be made by the Lenders prior to the Collateral Custodian's receipt of all Collateral Documents required under
Section II above. Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of the Collateral Custodian for the benefit of Agent and Lenders, of the signed Mortgage Note, endorsed by the Borrower in blank and without recourse, and the title company has issued its title insurance policy. Immediately after disbursement, the title company or settlement attorney shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy directly to the Collateral Custodian. In the event the Pledged Loan is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney is instructed to return the Advance to Agent no later than the 1st Business Day following the date of the Advance.

The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Agent, and before the Mortgage Note is received by the Collateral Custodian for the benefit of Agent and the Lenders, are for the convenience of the Borrower. All risk of loss or non-delivery of the Mortgage Note is that of the Borrower, and the Collateral Custodian and Agent have no liability or responsibility therefor.

III. ON THE FIRST BUSINESS DAY AFTER THE ADVANCE DATE(or the second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement):

The Collateral Custodian must receive the following:

        (a) The original Mortgage Note, endorsed by Borrower in blank and without recourse. If Borrower is not the named holder of the Mortgage Note, the Mortgage Note must bear an endorsement from the holder to Borrower; and

        (b) A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

                (1) Names as insured Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

                (2) Shows effective date and time which is as of the date and time of disbursement of the Advance from escrow; and

                (3) Sets forth an insured amount which is equal to or greater than the Advance amount.

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

                                   Exhibit "C"                           Page 85
                                   -----------

The Collateral Custodian must receive the following:

        (a) Signed shipping instructions for the delivery of the Pledged Loan, including the following:

        (b) Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;

        (c)     Name of project securing the Pledged Loan;

        (d) Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

        (e)     Instructions for endorsement of the Mortgage Note.

V. For Freddie Mac Mortgage Loans, the following additional documents must be received:

        (a) For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form
                987), showing Lender as warehouse lender and specifying the Cash Collateral Account as the receiving account for loan purchase proceeds;

        (b) Completed, but not signed, Warehouse Lender Release of Security Interest (Freddie Mac Form 996), to be signed by Lender;

        (c) If a Mortgage-backed Security is to be issued by Freddie Mac, a Warehouse Lender Release of Security Interest (Freddie Mac Form
                996) with security wire instructions completed, instructing Freddie Mac to deliver the Pledged Security to the Collateral Custodian's custody account JP Morgan Chase Bank, ABA No. 021000021 (JPMORGAN CHASE/CUST/________) for the benefit of the Agnet and the Lenders; and

        (d) If a Mortgage-backed Security is to be issued, completed and signed Security Delivery Instructions, in the form attached as
                Schedule I to this Exhibit.

VI. The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

Unless otherwise agreed in writing with Borrower, the Collateral Custodian exclusively will deliver the Mortgage Note and other original Collateral Documents required by this Exhibit evidencing the Pledged Loan, together with a bailee letter, to an Investor or an Approved Custodian. Upon instruction by Borrower, the Collateral Custodian will complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, the Collateral Custodian will deliver the Mortgage Note and the other documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to the Investor that issued the Purchase Commitment for the Pledged Loan or to an Approved Custodian for the Investor. If a Mortgage-backed Security is to be issued, the Collateral Custodian will deliver the Mortgage Note and the other documents required for shipping.





                                   Exhibit "C"                           Page 86
                                   -----------


                                                                                             SCHEDULE I TO EXHIBIT C/Freddie Mac

                               CITICORP USA, INC.
                           WAREHOUSE LENDING DIVISION
                         SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY


---------------------------------------------------------------- ---------------------------------------------------------------
BOOK-ENTRY DATE:                                                 SETTLEMENT DATE:
                  -----------------------------------------                      ------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------------
ISSUER:                                                          SECURITY:  $
         --------------------------------------------------                      ------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------------
NO. OF CERTIFICATES:                                             1)
                       ------------------------------------         -------------------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------------
                                                                 2)
                                                                    -------------------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------------
                                                                 3)
                                                                    -------------------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------------
CUSIP NO.
          ------------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------------
Pool No.                                  MI No.                                Coupon Rate:
         ---------------                         ----------------                           ---------------------
------------------------------------------------------------------------------- ------------------------------------------------
Issue Date (M/D/Y):                                                             Maturity Date (M/D/Y):
                     -------------------------------------                                            -----------
------------------------------------------------------------------------------- ------------------------------------------------
POOL TYPE (circle one):


--------------------------- ------------------------ ---------------------------- ------------------------- --------------------
Ginnie Mae:                 GINNIE MAE I             GINNIE MAE II
--------------------------- ------------------------ ---------------------------- ------------------------- --------------------
Freddie Mac:                FIXED ARM                DISCOUNT NOTE
--------------------------- ------------------------ ---------------------------- ------------------------- --------------------
Fannie Mae:                 FIXED ARM                DISCOUNT NOTE                DEBENTURES                REMIC
----------------------------------------------------------------- --------------------------------------------------------------
DELIVER TO:                                                       (    ) Versus Payment
               -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
                                                                  DVP AMOUNT $
               -------------------------------------------                     ------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
                                                                  (    ) Free Delivery
               -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
DELIVER TO:                                                       (    ) Versus Payment
               -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
                                                                  DVP AMOUNT $
               -------------------------------------------                     -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
                                                                  (    ) Free Delivery
               -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
DELIVER TO:                                                       (    ) Versus Payment
               -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
                                                                  DVP AMOUNT $
               -------------------------------------------                     -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
                                                                  (    ) Free Delivery
               -------------------------------------------
----------------------------------------------------------------- --------------------------------------------------------------
                                                                                AUTHORIZED SIGNATURE:__________________________
                                                                              TITLE:____________________________________________

                                   Exhibit "C"                           Page 87
                                   -----------

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
               FANNIE MAE DUS AND OTHER FANNIE MAE MORTGAGE LOANS

        The following procedures and documentation requirements must be observed in all respects by the Borrower. All documents must be satisfactory to the Agent in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The Fannie Mae form numbers referred to herein are for convenience only and the Borrower shall use the equivalent forms required at the time of delivery of the Pledged Loan or Pledged Security.

I.      AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

        The Agent and Collateral Custodian must receive a letter signed by the Borrower providing the following information on the Pledged Loan:

        (1)     Mortgagor's name;
        (2)     Project name;
        (3)     The Borrower's case/loan number;
        (4)     Expected Advance date;
        (5)     Mortgage Note Amount;
        (6) Name, address, telephone and facsimile of title company or settlement attorney and contact person.

II.     AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF AN ADVANCE:

        The Collateral Custodian must receive the following:

        (1)     original or facsimile of the signed Advance Request (Exhibit A);
        (2) For Fannie Mae DUS Mortgage Loans, a copy of the Fannie Mae Multifamily MBS/DUS Commitment printed from the MCodes System;
        (3)     For Other  Fannie Mae Mortgage  Loans,  a copy of the Fannie Mae
                Commitment printed from the MCodes System relating to the applicable Other Fannie Mae Mortgage Loan;
        (4) If a Mortgage-backed Security is to be issued, a copy of the Purchase Commitment for the Pledged Security;
        (5)     If the Borrower is not the named  holder on the  Mortgage  Note,
                (a) a copy of the assignment of Mortgage by the mortgagee to the Borrower which was sent for recordation on or before the date of the Advance, and (b) a copy of the assignment of UCC financing statements by the secured party to the Borrower which was sent for recordation on or before the date of the Advance;
        (6) Original assignment of the Mortgage to the Agent, endorsed by the Borrower in blank, in recordable form but unrecorded; and
        (7) Original assignment of the UCC financing statements endorsed by the Borrower in blank to the Agent in recordable form but unrecorded.

Upon receipt of the letter required under Section I above, in form and substance satisfactory to the Agent and Collateral Custodian, the Collateral Custodian will issue its escrow instruction letter to the title company or the settlement attorney. The Advance, when wired by the Agent to

                                   Exhibit "C"                           Page 88
                                   -----------
the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Borrower or its counsel when authorized by the Collateral Custodian in its escrow instruction letter. No Advance will be made by the Lenders prior to the Collateral Custodian's receipt of all Collateral Documents required under Section II above. Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of the Collateral Custodian for the benefit of Agent and Lenders, of the signed Mortgage Note, endorsed by the Borrower in blank and without recourse, and the title company has issued its title insurance policy. Immediately after disbursement, the title company or settlement attorney shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy directly to the Collateral Custodian. In the event the Pledged Loan is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney is instructed to return the Advance to Agent no later than the 1st Business Day following the date of the Advance.

The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Agent, and before the Mortgage Note is received by the Collateral Custodian for the benefit of Agent and the Lenders, are for the convenience of the Borrower. All risk of loss or non-delivery of the Mortgage Note is that of the Borrower, and the Collateral Custodian and Agent have no liability or responsibility therefor.

III. ON NEXT BUSINESS DAY FOLLOWING THE ADVANCE DATE(or the second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement):

        The Collateral Custodian must receive the following:

        (1) The original Mortgage Note, endorsed by the Borrower either on the face of the Mortgage Note or on an allonge in blank and without recourse. The Borrower is not the named holder of the Mortgage Note; the Mortgage Note must bear an endorsement from the holder to the Borrower;

        (2) A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

               (a) Names as insured the Borrower and/or the Investor, and their successors and assigns, as their interests may appear;

               (b) Shows effective date and time which is on or after the date and time of disbursement of the Advance from escrow; and

               (c) Sets forth an insured amount which is equal to or greater than the Advance amount.

                                   Exhibit "C"                           Page 89
                                   -----------

IV.     AS SOON AS POSSIBLE  FOLLOWING THE ADVANCE  DATE,  AND NO LATER THAN ONE
        (1) BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

        The Collateral Custodian must receive the following:

        (1) Signed shipping instructions for the delivery of the Pledged Loan including the following:
                (a) Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;
                (b)     Name of project securing the Pledged Loan;
                (c) Date the Investor or the Approved Custodian must receive the Pledged Loan; and
                (d)     Instructions for endorsement of the Mortgage Note.
        (2) For Other Fannie Mae Mortgage Loans and Fannie Mae DUS Mortgage Loans, the following additional documents must be received:
                (a) For cash payments, the signed original Wire Transfer Request (Fannie Mae Form 4639) or wiring instructions printed from the MCodes System, specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.
                (b) Executed bailee letter with Schedule A (in form approved by Fannie Mae and the Agent).
        (3) The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

        The Collateral Custodian exclusively shall deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Loan and related pool documents to an Investor or an Approved Custodian, unless otherwise agreed in writing.

V. IF A MORTGAGE-BACKED SECURITY IS TO BE ISSUED BY FANNIE MAE, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A PLEDGED SECURITY THE COLLATERAL CUSTODIAN MUST
        RECEIVE:

        (1) A copy of the Fannie Mae Wiring Instructions printed from the MCodes System, instructing Fannie Mae to issue the Mortgage-backed Security in the name of the Borrower, and to deliver the Pledged Security to the Collateral Custodian's custody account at Banker's Trust (Account Number _________) for the benefit of the Agent and the Lenders.

        (2) The signed Securities Delivery Instructions form attached hereto as Schedule I.

Upon instruction by the Borrower, The Collateral Custodian shall complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, The Collateral Custodian shall deliver the Mortgage Note and the other documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to

                                   Exhibit "C"                           Page 90
                                   -----------
the Investor who issued the Purchase Commitment for the Pledged Loan or to an Approved Custodian for such Investor. If a Mortgage-backed Security is to be issued, The Collateral Custodian shall deliver the Mortgage Note, the other documents required for shipping and the Delivery Schedule with a bailee letter to Fannie Mae or to an Approved Custodian for Fannie Mae.

Upon receipt of a Pledged Security, The Collateral Custodian will deliver the Pledged Security to the Investor which issued the Purchase Commitment for the Pledged Security. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to the Collateral Custodian.



                                   Exhibit "C"                           Page 91
                                   -----------

                       SCHEDULE I to EXHIBIT C-Fannie Mae
                       ----------------------------------

                         Security Delivery Instructions
                         ------------------------------

INSTRUCTIONS MUST BE RECEIVED ONE (1) BUSINESS DAY IN ADVANCE OF PICKUP/DELIVERY


---------------------------------------------------------------------------- ----------------------------------------------------
BOOK-ENTRY DATE:                                                             SETTLEMENT DATE:
                  ---------------------------------------------------                          ----------------------------
---------------------------------------------------------------------------- ----------------------------------------------------
ISSUER:                                                                      SECURITY:  $
         ------------------------------------------------------------                     ---------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------
NO. OF CERTIFICATES:                                                         1)
                      -----------------------------------------------          ---------------------
---------------------------------------------------------------------------- ----------------------------------------------------
                                                                             2)
                                                                               ---------------------
---------------------------------------------------------------------------- ----------------------------------------------------
                                                                             3)
                                                                               ---------------------
---------------------------------------------------------------------------- ----------------------------------------------------
CUSIP #
        -----------------
---------------------------------------------------------------------------- ----------------------------------------------------
Pool #                  MI#                                                  Coupon Rate:
      -----------------    ----------------------                                         ---------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------
Issue Date:  (M/D/Y)                                                         Termination Date:  (M/D/Y)
                     ----------------------------                                                       -------------------
---------------------------------------------------------------------------- ----------------------------------------------------

---------------------------------------------------------------------------- ----------------------------------------------------
POOL TYPE (circle one):
---------------------------------------------------------------------------- ----------------------------------------------------
Ginnie Mae:                       Ginnie Mae I                       Ginnie Mae II
--------------------------------- ---------------------------------- ------------------------------------------------------------
Freddie Mac:               FIXED                  ARM                DISCOUNT NOTE
-------------------------- ---------------------- ------------------ ------------------------------------------------------------
Fannie Mae:                FIXED                  ARM                DISCOUNT NOTE                     DEBENTURES
-------------------------- ---------------------- ------------------ --------------------------------- --------------------------
                                                                            REMIC
-------------------------------------------------------------------- ------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
DELIVER TO:                                                          (  )  Versus Payment
             -----------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     DVP AMT.  $
                --------------------------------                                 ------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     (  )  Free Delivery
                --------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
DELIVER TO:                                                          (  )  Versus Payment
             -----------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     DVP AMT.  $
                --------------------------------                                 ------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     (  )  Free Delivery
                --------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
DELIVER TO:                                                          (  )  Versus Payment
             -----------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     DVP AMT.  $
                --------------------------------                                 ------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     (  )  Free Delivery
                --------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------

-------------------------------------------------------------------- ------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED SIGNATURE:
                       ----------------------------------------------------------------------------------------------------
TITLE:
                       ----------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


                                   Exhibit "C"                           Page 92
                                   -----------

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
              FHA PROJECT LOANS AND FHA CONSTRUCTION MORTGAGE LOANS
              -----------------------------------------------------

        The following procedures and documentation requirements must be observed in all respects by the Borrower. All documents must be satisfactory to the Collateral Custodian in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD form numbers referred to herein are for convenience only and the Borrower shall use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.      AT LEAST 3 BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

        The Collateral Custodian must receive a letter signed by the Borrower providing the following information on the Pledged Mortgage:

        (1)     Mortgagor's name;
        (2)     Project name;
        (3)     Borrower's case/loan number;
        (4)     Expected Advance date;
        (5)     Mortgage Note Amount;
        (6)     Name and address of Borrower's counsel to be present at closing;
                and
        (7) Name, address, telephone and facsimile of title company or settlement attorney and contact person.

II.     AT LEAST 1 BUSINESS DAY PRIOR TO THE ADVANCE DATE:

        The Collateral Custodian must receive the following:

        (1)     Original or facsimile signed Advance Request (Exhibit A);
        (2)     Copy of FHA Firm Commitment to insure;
        (3) If no Mortgage-backed Security is to be issued, a copy of Purchase Commitment for the Pledged Mortgage;
        (4)     If a  Mortgage-backed  Security  is to be  issued:
                (a)     Copy of  Purchase  Commitment  for  the  Mortgage-backed
                        Security:
                (b) Copy of Confirmation Notice for Request Additional Commitment Authority from Ginnie Mae; and
                (c)     Copy of Confirmation Notice for Request Pool Numbers.
        (5) If Pledged Mortgage is an FHA Construction Mortgage Loan, then, in addition to (3) and (4) above, a copy of Purchase Commitment for each construction loan advance and related FHA Project Mortgage Loan or, if a Mortgage-backed Security is to be issued backed by the related FHA Project Mortgage Loan, a copy of the Purchase Commitment for the Mortgage-backed Securities (construction loan and project loan securities);
        (6) For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) to be submitted to HUD;
        (7) Original assignment of the Mortgage, endorsed by the Borrower in blank, in recordable form but unrecorded;

                                   Exhibit "C"                           Page 93
                                   -----------

        (8) Original assignment of the security agreement, endorsed by the Borrower in blank, in recordable form but unrecorded;
        (9) Original assignment of the UCC financing statements to the Collateral Custodian, endorsed by the Borrower in blank, in recordable form but unrecorded; and

        Upon receipt of the Borrower's letter required under Section I above, the Collateral Custodian will issue its closing instructions letter to the Borrower's counsel and its escrow instructions letter to the title company or the settlement attorney. The Advance, when wired by the Agent to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing instructions letter of the Borrower or its counsel when authorized by the Collateral Custodian in its escrow instructions letter. No Advance will be made by the Agent prior to Collateral Custodian's receipt of all Collateral Documents required under Section II above.

        At closing, the title company or the settlement attorney shall take possession on behalf of, and as agent and bailee for the Agent, of (a) the signed Mortgage Note, endorsed by the Borrower in blank and without recourse, and (b) a copy of the title insurance policy. After taking possession of the Mortgage Note and the title insurance policy, the title company or the settlement attorney is authorized to release the Mortgage Note and the title insurance policy to Borrower's counsel pursuant to a trust receipt signed by the Borrower's counsel, in a form approved by the Collateral Custodian. The trust receipt requires the Borrower's counsel to (a) acknowledge receipt of the Mortgage Note, (b) acknowledge the security interest of the Agent in the Mortgage Note, (c) agree that the Mortgage Note is being delivered to the Borrower's counsel solely for the purpose of obtaining HUD's endorsement, and (d) deliver the Mortgage Note, endorsed by HUD, and the title insurance policy directly to the Collateral Custodian.

        The title company or the settlement attorney is authorized to disburse the Advance from escrow upon advice of the Borrower's counsel, which may be telephonic, that the Mortgage Note has been endorsed by HUD.

        The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Agent, and before the Mortgage Note is received by the Collateral Custodian, are for the convenience of the Borrower. All risk of loss or nondelivery of the Mortgage Note is that of the Borrower, and the Collateral Custodian and the Agent have no liability or responsibility therefor.

III. ON NEXT BUSINESS DAY FOLLOWING THE ADVANCE DATE(or the second Business Day after the date of the Advance if delivery is not practical due to the time of the settlement):

        The Collateral Custodian must receive the following:

        (1) Original signed Mortgage Note, endorsed by the Borrower either on the face of the Mortgage Note or on an allonge in blank and without recourse and endorsed for insurance by HUD;


                                   Exhibit "C"                           Page 94
                                   -----------

        (2)     A copy of the title insurance policy, which:
                (a)     Contains   recording   information   filled  in  on  the
                        schedules pertaining to the Pledged Mortgage, UCC financing statements and regulatory agreement;
                (b) Names as insured the "Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear";
                (c) Shows effective date and time which is on or after the date and time of disbursement of the Advance from escrow; and
                (d) Sets forth an insured amount which is equal to or greater than the Advance amount; and (3) For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) signed by an authorized representative of HUD.

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

        The Collateral Custodian must receive signed shipping instructions for the delivery of the Pledged Mortgage including the following:

        (1) Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;
        (2)     Name of project securing the Pledged Mortgage;
        (3) Date the Investor or the Approved Custodian must receive the Pledged Mortgage; and
        (4)     Instructions for endorsement of the Mortgage Note.

        The Collateral Custodian exclusively shall deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Mortgage and related pool documents to an Investor or an Approved Custodian, unless otherwise agreed in writing.

V. IF GINNIE MAE MORTGAGE-BACKED SECURITY IS TO BE ISSUED, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN 1 BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A PLEDGED SECURITY THE COLLATERAL CUSTODIAN MUST
        RECEIVE:

        (1) Signed shipping instructions for the delivery of the GNMA Mortgage-backed Security or Mortgage Loan. These instructions must include the following:
                (a) Name and address of Investor or Approved Custodian to which Loan Documents are to be shipped and preferred method of delivery;
                (b)     Funding amount due the Borrower;
                (c)     Name of project securing the Mortgage Loan; and
                (d) For GNMA Mortgage-backed Securities deliveries, signed Securities Delivery Instructions form attached hereto as
                        Schedule I; and
                (e)     Delivery date.

                                   Exhibit "C"                           Page 95
                                   -----------

        (2) For GNMA Mortgage-backed Securities deliveries, a copy of the signed original Schedule of Subscribers (HUD Form 11705M) instructing GNMA to issue the Mortgage-backed Securities in the name of the Borrower and designating Bankers Trust as agent for the Agent, as the subscriber, and to deliver the Mortgage-backed Securities to the Collateral Custodian's custody account at Bankers Trust Account No. 92798 for the benefit of the Agent and the Lenders, and bearing the following instructions: "These instructions may not be changed without prior written approval of the Collateral Custodian."

        (3) Completed but unsigned Release of Security Interest (HUD Form 11711A to be signed by Collateral Custodian).

Upon instruction by the Borrower, the Collateral Custodian shall complete the endorsement of the Mortgage Note. If no Ginnie Mae Mortgage-backed Security is to be issued, the Collateral Custodian shall deliver the Mortgage Note and title insurance policy with a bailee letter to the Investor who issued the Purchase Commitment for the Pledged Mortgage or an Approved Custodian for the Investor. If a Ginnie Mae Mortgage-backed Security is to be issued, the Collateral Custodian shall deliver the Mortgage Note, the title insurance policy, the Release of Security Interest, and the Schedule of Subscribers with a bailee letter to an Approved Custodian for Ginnie Mae.

Upon receipt of a Pledged Security, the Collateral Custodian will deliver the Pledged Security to the Investor which issued the Purchase Commitment for the Pledged Security. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to the Agent.

VI.     FOR SUBSEQUENT FHA CONSTRUCTION MORTGAGE LOAN ADVANCES:

        A.      AT LEAST ONE I BUSINESS DAY PRIOR TO THE DATE OF THE ADVANCE:

                The Collateral Custodian must receive the following:

                (1) original or facsimile of the signed Advance Request (Exhibit A); and
                (2) Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) signed by authorized representative of HUD.

        B.      ON THE DAY OF THE ADVANCE:

               The Collateral Custodian must receive evidence of title insurance coverage in an amount equal to the amount of the Advance (verbal assurance from the title company to be followed by a copy of the title insurance policy endorsement immediately following closing).

        C. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED SECURITY:

                                   Exhibit "C"                           Page 96
                                   -----------

                (1) For GNMA Mortgage-backed Securities deliveries, the signed original Schedule of Subscribers (HUD Form 11705M) instructing GNMA to issue the Mortgage-backed Securities in the name of the Borrower and designating Bankers Trust as agent for the Collateral Custodian for the benefit of the Agent, as the subscriber, and to deliver the Mortgage-backed Securities to the Collateral Custodian's custody account at Bankers Trust Account No. 92798 for the benefit of the Agent and the Lenders, and bearing the following instructions: "These instructions may not be changed without prior written approval of the Collateral Custodian "; and
                (2) The signed Securities Delivery Instructions form attached hereto as Schedule I.


                                   Exhibit "C"                           Page 97
                                   -----------

                           SCHEDULE I to EXHIBIT C/FHA
                           ---------------------------

                         Security Delivery Instructions
                         ------------------------------


INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF PICKUP/DELIVERY

---------------------------------------------------------------------------- ----------------------------------------------------
BOOK-ENTRY DATE:                                                             SETTLEMENT DATE:
                  ---------------------------------------------------                          ---------------------------
---------------------------------------------------------------------------- ----------------------------------------------------
ISSUER:                                                                      SECURITY:  $
         ------------------------------------------------------------                     --------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------
NO. OF CERTIFICATES:                                                         1)
                      -----------------------------------------------           ----------------------
---------------------------------------------------------------------------- ----------------------------------------------------
                                                                             2)
                                                                                ----------------------
---------------------------------------------------------------------------- ----------------------------------------------------
                                                                             3)
                                                                                ----------------------
---------------------------------------------------------------------------- ----------------------------------------------------
CUSIP #
        ----------------
---------------------------------------------------------------------------- ----------------------------------------------------
Pool #                  MI#                                                  Coupon Rate:
      ----------------     ------------------------------------------                     --------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------
Issue Date:  (M/D/Y)                                                         Termination Date:  (M/D/Y)
                     ------------------------------------------------                                   ------------------
---------------------------------------------------------------------------- ----------------------------------------------------

---------------------------------------------------------------------------- ----------------------------------------------------
POOL TYPE (circle one):
--------------------------------- ------------------------------ ----------------------------------------------------------------
Ginnie Mae:                       Ginnie Mae I                   Ginnie Mae II
-------------------------- ---------------------- -------------- ----------------------------------------------------------------
Freddie Mac:               FIXED                  ARM            DISCOUNT NOTE
-------------------------- ---------------------- -------------- --------------------------- --------------------- --------------
Fannie Mae:                FIXED                  ARM            DISCOUNT NOTE               DEBENTURES            REMIC
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------- ------------------------------------------------------------
DELIVER TO:                                                          (  )  Versus Payment
             -----------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     DVP AMT.  $
                --------------------------------                                ------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     (  )  Free Delivery
                --------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
DELIVER TO:                                                          (  )  Versus Payment
             -----------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     DVP AMT.  $
                --------------------------------                                ------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     (  )  Free Delivery
                --------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
DELIVER TO:                                                          (  )  Versus Payment
             -----------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     DVP AMT.  $
                --------------------------------                                ------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------
                                                                     (  )  Free Delivery
                --------------------------------
-------------------------------------------------------------------- ------------------------------------------------------------

-------------------------------------------------------------------- ------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED SIGNATURE:
                       ---------------------------------------------------------------------------------------------------

TITLE:
       -------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit "C"                           Page 98
                                   -----------

                                   EXHIBIT "D"
                                   -----------



Borrower Name                       Borrower Address

                                    -----------------------------------

                                    -----------------------------------

--------------------------------------------------------------------------------

                     CITICORP USA, INC. Shipping Instruction



Please ship the following notes to:                Investor name
                                                   Street address
                                                   City, State, Zip
                                                   Attn:



Endorse the note as follows:                       Endorsement Instruction

------------------------ ------------------------------- -----------------------
Loan Number              Borrower Name                   Loan Amount
------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

------------------------ ------------------------------- -----------------------

--------------------------------------------------------------------------------

Overnight Delivery Provider:
                             ---------------------------------------------------

Overnight Account #:                         Customer Zip (UPS):
                     -----------------                          ----------------

For any questions, please contact:          Name:
                                                  ------------------------------

Phone:                                      Fax Number:
       ----------------------                           ------------------------

Signature:                                  Date:
           -------------------------             ------------------------------

--------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS:

                                   Exhibit "D"                           Page 99
                                   -----------

                                   EXHIBIT "E"
                                   -----------

                                  TRUST RECEIPT

 Date:
               ----------------------

Attn: Loan Administrator                                 Fax:
Citicorp USA, Inc.                                       Mortgage Banker Finance



The Borrower hereby requests that Citicorp USA, Inc. return to the Borrower the original mortgage note(s) for the mortgage loan(s) listed below, for the reason(s) set forth below:
   Mortgagor Name              Mortgage Note
  (or Loan Number)                Amount                   Reason(s)
  ----------------                ------                   ------



The Borrower hereby acknowledges that (a) Citicorp USA, Inc. continues to have a security interest, pursuant to the Uniform Commercial Code, in the Collateral;
(b) the Borrower will hold these mortgage notes in trust for Citicorp USA, Inc. as provided under and in accordance with all provisions of the credit agreement; and (c) the Borrower will return the corrected mortgage notes to Citicorp USA, Inc. no later than the close of business on the tenth business day following the date of this letter. All capitalized terms appearing herein have the same meanings ascribed to them in the Warehousing Credit and Security Agreement as amended from time to time.


                                 CENTERLINE MORTGAGE CAPITAL INC. AND
BORROWER                         CENTERLINE MORTGAGE PARTNERS INC.
By: (signature)
                                 -----------------------------------------------
Name: (printed)
                                 -----------------------------------------------

                 ***For optional Citicorp USA, Inc. use only***

 -------------------------------------------------- ---------- ----------------------------------------------- ----------
                                                                        Date Loan Administrator receives
 Date Citicorp USA, Inc. Delivers Mortgage                         corrected/completed Mortgage Note from
 Note to Borrower for correction/completion          Initials                      Borrower                     Initials
 -------------------------------------------------- ---------- ----------------------------------------------- ----------

 -------------------------------------------------- ---------- ----------------------------------------------- ----------

                                   Exhibit "E"                          Page 100
                                   -----------

                                   EXHIBIT "F"
                                   -----------

                             COMPLIANCE CERTIFICATE

----------------------------------------------- ------------------------------------------------------
BORROWER:                                       CENTERLINE MORTGAGE CAPITAL INC. AND
                                                CENTERLINE MORTGAGE PARTNERS INC.
----------------------------------------------- ------------------------------------------------------

AGENT:                                          CITICORP USA, INC.,
----------------------------------------------- ------------------------------------------------------

TODAY'S DATE:                                   ___________________, 20___
----------------------------------------------- ------------------------------------------------------
REPORTING PERIOD
ENDED:                                          _____________________ ended _____________, 20__
----------------------------------------------- ------------------------------------------------------

This certificate is delivered to Lender under the Warehousing Credit and Security Agreement dated effective as of May 31, 2007 between the Borrower and the Agent and the other lenders parties thereto (the "Agreement"), all the defined terms of which have the same meanings when used herein.

I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Borrower designated below;
(b) to the best of my knowledge, the Financial Statements of Borrower from the period shown about (the "Reporting Period") and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of Borrower as of the end of the Reporting Period and the results of its operations for Reporting Period; (c) a review of the Agreement and of the activities of the Borrower during the Reporting Period has been made under my supervision with a view to determining Borrower's compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which specifies the nature a d period of existence of each Default or Event of Default, if any, and what action Borrower has taken, is taking, and proposes to take with respect to each); (d) the calculations described herein evidence that the Borrower is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Borrower is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Borrower proposes to take with respect thereto); (e) the Borrower was, as of the end of the Reporting Period, in compliance and good standing with applicable Fannie Mae, Ginnie Mae, Freddie Mac, and HUD net worth requirements.

--------------------------------------------------------------------------------
CENTERLINE MORTGAGE CAPITAL INC. AND CENTERLINE MORTGAGE PARTNERS INC.
--------------------------------------------------------------------------------
By:
---------------- ---------------------------------------------------------------
Name:
---------------- ---------------------------------------------------------------
Title:
---------------- ---------------------------------------------------------------

                                   Exhibit "F"                          Page 101
                                   -----------

                                   EXHIBIT "G"
                                   -----------

                                  BAILEE LETTER

TO BE ATTACHED






                                   Exhibit "G"                          Page 102
                                   -----------

                                   EXHIBIT "H"
                                   -----------

                                 OPINION LETTER

                                 TO BE ATTACHED





                                   Exhibit "H"                          Page 103
                                   -----------

                                   EXHIBIT "I"
                                   -----------

                                 PROMISSORY NOTE

$__________.00                                                   ______________



        FOR VALUE RECEIVED, the undersigned, CENTERLINE MORTGAGE CAPITAL INC., a Delaware corporation AND CENTERLINE MORTGAGE PARTNERS INC., a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the order of ___________________________ (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is ________________________________________________________, or at such other place as the Holder may designate from time to time, the principal sum of ____________________ __________________ ($__________.00) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement (the "Agreement') dated May 31, 2007 among the Borrower and Citicorp USA, Inc., in its capacity as one of the lenders and as Agent for the other lenders party thereto and the lenders party thereto (including the Lender), as the same may be amended, supplemented, or restated from time to time, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

        This Note is issued and delivered under the Agreement and is a Note as defined therein and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein.

        [This Note is given in renewal and extension, but not extinguishment, of that certain promissory note ("Prior Note") dated ______________ in the original principal amount of _____ __________________________ ($_____________) executed by the Borrower payable to the order of Lender. All liens, security interests, and assignments securing the Prior Note are hereby ratified, confirmed, renewed, extended, and carried forward as security for the repayment of this Note, in addition to and cumulative of all other security.]

        The entire unpaid principal balance of this Note plus all accrued and unpaid interest shall be due and payable in full on the Maturity Date.

        This Note may be prepaid in whole or in part at any time without premium or penalty.

        Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

                                   Exhibit "I"                          Page 104
                                   -----------

        This Note shall be construed and enforced in accordance with the laws of the State of New York, without reference to its principles of conflicts of law, and applicable federal laws of the United States of America.

        This Note is secured by all security agreements, collateral assignments, deeds of trust and lien instruments executed by the Borrower in favor of the Agent for the benefit of the Lenders, or executed by any other Person as security for this Note, including any executed prior to, simultaneously with, or after the date of this Note.

        The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive, except as expressly provided for in the Agreement, notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

        It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of New York), then, in that event, notwithstanding anything to the contrary herein or in the Agreement or in any other Loan Document or agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged, or received herein or under the Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection herewith shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required); and (ii) in the event that the maturity of this Note is accelerated by reason of an election of the Lender resulting from any Event of Default under the Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Loan Documents which are made for the purpose of determining whether the interest rate exceeds the Maximum Rate shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received, or provided for under this Note of any of the Loan Documents.


                                   Exhibit "I"                          Page 105
                                   -----------

                                            BORROWER:
                                            --------

                                            CENTERLINE MORTGAGE CAPITAL INC., a
                                            Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            CENTERLINE MORTGAGE PARTNERS INC., a
                                            Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                   Exhibit "I"                          Page 106
                                   -----------

                                   EXHIBIT "J"
                                   -----------

                        FORM OF ASSIGNMENT AND ACCEPTANCE

        Reference is made to the Warehousing Credit and Security Agreement dated as of May 31, 2007 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CENTERLINE MORTGAGE CAPITAL INC. AND CENTERLINE MORTGAGE PARTNERS INC., a Delaware corporation ("Borrower"), CITICORP USA, INC., and the other entities from time to time parties thereto as lenders (collectively, the "Lenders"), and CITICORP USA, INC., as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

  __________ (the "Assignor") and __________ (the "Assignee") agree as follows:

        1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Assignment Effective Date (as defined below), an interest (the "Assigned Interest"), as specified on SCHEDULE 1, in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facilities contained in the Credit Agreement as are set forth on SCHEDULE 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on SCHEDULE 1.

        2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, any of its Affiliates, any Guarantor or any other obligor or the performance or observance by Borrower, any of its Affiliates, any Guarantor or any other obligor of any of their respective obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

        3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of such of the financial statements delivered pursuant to Section 6.2 thereof as it has requested and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

                                   Exhibit "J"                          Page 107
                                   -----------

        4. The effective date of this Assignment and Acceptance shall be __________ _____, ________ (the "Assignment Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to the Credit Agreement, effective as of the Assignment Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Domestic Business Days after the date of such acceptance and recording by the Agent).

        5. Upon such acceptance and recording, from and after the Assignment Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Assignment Effective Date or accrue subsequent to the Assignment Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Assignment Effective Date or with respect to the making of this assignment directly between themselves.

        6. From and after the Assignment Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

        7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York without giving effect to provisions or principles thereof relating to conflict of laws or choice of law.

        8. This Assignment and Acceptance may be executed by one or more of the parties to this Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on SCHEDULE 1 hereto.




                                   Exhibit "J"                          Page 108
                                   -----------

                                   SCHEDULE I
                                   ----------


                          TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE CREDIT AGREEMENT,
                            DATED AS OF MAY 31, 2007
                                      AMONG
   CENTERLINE MORTGAGE CAPITAL INC. AND CENTERLINE MORTGAGE PARTNERS INC., AS
                                    BORROWER
                    THE LENDERS PARTY THERETO (THE "LENDERS")
                                       AND
                               CITICORP USA, INC.,
                            AS AGENT FOR THE LENDERS
                         (IN SUCH CAPACITY, THE "AGENT")


--------------------------------------------------------------------------------

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

        Credit                    Principal                Commitment Percentage
   Facility Assigned           Amount Assigned                  Assigned(1)
   -----------------           ---------------                  -----------

                                $ __________                  ___.___________%

[NAME OF ASSIGNEE]                               [NAME OF ASSIGNOR]



By                                               By
   ------------------------------                   ----------------------------
Name:                                            Name:
Title:                                           Title:


--------

(1) Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the Aggregate Commitment of all Lenders.


                                   Exhibit "J"                          Page 109
                                   -----------

Accepted for Recordation in the Register:  Consented To:

Citicorp USA, Inc., as the Agent           Centerline Mortgage Capital Inc.,
                                           as Borrower


By _________________________________
Name:
Title:                                     By __________________________________
                                           Name:
                                           Title:

                                           Centerline Mortgage Partners Inc.,
                                           as Borrower




                                           By __________________________________
                                           Name:
                                           Title:

                                           Citicorp USA, Inc., as the Agent



                                           By __________________________________
                                           Name:
                                           Title:


                                   Exhibit "J"                          Page 110
                                   -----------

                      Schedule 1 - Lenders and Commitments
                      ------------------------------------


-------------------- ------------------------- ---------------------------------
Lender               Commitment Amount         Commitment Percentage
-------------------- ------------------------- ---------------------------------
Citicorp USA., Inc.  $300,000,000              100%
-------------------- ------------------------- ---------------------------------

-------------------- ------------------------- ---------------------------------



                       Schedule 1 -Lenders and Commitments              Page 111
                       -----------------------------------

                           Schedule 5.1 - Subsidiaries
                           ---------------------------

Neither CMP nor CMC has subsidiaries.




                           Schedule 5.1 - Subsidiaries                 Page 112
                           ---------------------------

                            Schedule 5.4 - Litigation


None.


                            Schedule 5.4 - Litigation                   Page 113
                            -------------------------

                          Schedule 5.14 - Assumed Names

None.



                          Schedule 5.14 - Assumed Names                 Page 114
                          -----------------------------

                   Schedule 5.17 - Authorized Representatives
                   ------------------------------------------

Below is a list of the Authorized Representatives of CMC and CMP

Name                        Office
----                        ------
Marc Schnitzer              Chairman

Daryl Carter                Chief Executive Officer, Executive Managing Director

Bryan Carr                  Managing Director

Robert Levy                 Managing Director

J. Larry Duggins            Executive Managing Director

Paul Smyth                  Senior Managing Director

Patrick Martin              President, Senior Managing Director

Donald Meyer                Chief Investment Officer

Matthew Stern               Managing Director

Alan Steinmetz              Secretary and Senior Vice President

Ellen Guccione              Senior Vice President

Andrew Mackay               Director

Tonya Barnes                Senior Vice President

Patti Saylor                Managing Director


                    Schedule 5.17 - Authorized Representatives          Page 115
                    ------------------------------------------

                      Schedule 5.21 - Certain Transactions
                      ------------------------------------

1.  Services Agreement dated May 6, 2005 between CMC and CMP.

2. CMC and CMP originate loans for American Mortgage Acceptance Company and other partnerships and other entities organized or managed by Centerline Capital Group, Inc. and its affiliates or in which partnerships or other entities organized or managed by Centerline Capital Group, Inc. or its affiliates are directly or indirectly partners or members.

3. CMC and CMP reimburse Centerline Capital Group, Inc. and its affiliates for expenses incurred on their behalf.

4. Subservicing Agreement dated January 1, 2007 between CMC and Centerline Servicing, Inc. (formerly known as ARCap Servicing, Inc.)


                      Schedule 5.21 - Certain Transactions              Page 116
                      ------------------------------------

                       Schedule 5.24 - Servicing Portfolio
                       -----------------------------------



                       Schedule 5.24 - Servicing Portfolio              Page 117
                       -----------------------------------

                                 Schedule 5.26 -
           Ownership, Subsidiaries and Taxpayer Identification Numbers
           -----------------------------------------------------------

i. Below is a list of stockholders of CMC as of December 11, 2006 and a description each entity's ownership interests:

       Entity                         Class Of Shares           No. of Shares
       ----------------------------   -----------------------   ----------------
       Centerline Capital Group Inc.  Class A Common Stock      97,972

       Centerline Capital Group Inc.  Common Stock              5,575

Below is a list of stockholders of CMP as of December 11, 2006 and a description each entity's ownership interests:

       Entity                         Class Of Shares           No. of Shares
       ----------------------------   -----------------------   ----------------
       Centerline Capital Group Inc.  Common Stock              100


Neither CMP nor CMC has subsidiaries.


ii.    Tax Payer Identification Information

       Entity         Taxpayer Identification No.     State Organizational No.
       -------------  ----------------------------    -------------------------
       CMC            13-3602661                      2254436 (DE)

       CMP            20-2867543                      3956483 (DE)

--------------------------------------------------------------------------------



   Schedule 5.26 - Ownership, Subsidiaries and Taxpayer Identification Numbers
   ---------------------------------------------------------------------------

                            Schedule 6.8 - Insurance
                            ------------------------

Company                                      Type                                                Policy
-------                                      ----                                                ------
Lloyd's of London                            Mortgage Bankers Bond                               SUA 2865

Lloyd's of London                            Mortgage Bankers Bond -Excess                       PCEN000907

Valley Forge Insurance Co.                   Worker's Compensation                               2074575571

Valley Forge Insurance Co.                   Worker's Compensation                               2075110836

Valley Forge Insurance Co.                   Property/General Liability/Umbrella                 2075110819

Valley Forge Insurance Co.                   Auto                                                2075110822

National Union Fire Insurance Company of     Directors & Officers / General Partnership          965-32-60
Pittsburgh, Pa.                              Liability

XL Specialty Insurance Company               Excess Directors & Officers/General Partnership     ELU094807-06
                                             Liability

US Specialty Insurance Company               Excess Directors & Officers/General Partnership     U706-60196
                                             Liability

Vigilant Insurance Company                   Employment Practices Liability                      6803-6151



                           Schedule 6.8 - Insurance
                           ------------------------

          Schedule 6.10 - Indebtedness of Borrower and its Subsidiaries
          -------------------------------------------------------------

1. Reimbursement Agreement dated August 23, 2005 among Centerline Mortgage Partners Inc. (formerly CharterMac Mortgage Partners Corp.), Bank of America, N.A. and the other participants thereto.

2. Multi-family ASAP Plus Agreements dated June 10, 2005 and December 12, 2006 between Centerline Mortgage Capital Inc. and Fannie Mae.

3.      See also schedule 7.16.


                    Schedule 6.10 - Indebtedness of Borrower
                    ----------------------------------------

                       Schedule 7.16 - Other Indebtedness
                       ----------------------------------

        Below is a list of Equipment leases:

---------------------------- ---------------------------- -------------------------------------- --------------------------------
Leasing Company              Lease Number                 Equipment Type                         Location
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24605892                     Copier                                 Atlanta, GA-In Storage
---------------------------- ---------------------------- -------------------------------------- --------------------------------

---------------------------- ---------------------------- -------------------------------------- --------------------------------
CitiCapital                  20012430                     Copier                                 Vienna, VA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-0048594-000              Copier                                 Vienna, VA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-0042260-000              Copier                                 Irving, TX
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 2507714                      Postage Meter                          Irving, TX
---------------------------- ---------------------------- -------------------------------------- --------------------------------

---------------------------- ---------------------------- -------------------------------------- --------------------------------
IKON                         344540-948145                Fax                                    Irving, TX
---------------------------- ---------------------------- -------------------------------------- --------------------------------
IKON                         1259215-1704702              Copier                                 Irvine, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
PBCC                         5655908                      Postage Meter                          Irvine, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24429267                     Fax                                    Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
NeoPost                      8497561                      Postage Meter                          Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24488474                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24497177                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 258160                       Postage Meter                          Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24580495                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24628187                     Fax                                    Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24628257                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24672816                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24628257                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 8170715                      Overnite Pkgs. Scanner                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-004-43986                Copier                                 Metairie, LA--In Storage
---------------------------- ---------------------------- -------------------------------------- --------------------------------
IKON                         1259215-1721480              Copier                                 San Francisco, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 6065528                      Postage Meter                          San Francisco, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-0043986-000              Copier                                 San Rafael, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 5218319                      Postage Meter                          San Rafael, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Avaya                        102124323                    Phone System                           San Rafael, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------


                       Schedule 7.16 - Other Indebtedness
                       ----------------------------------

                           Schedule 7.17 - Other Liens
                           ---------------------------
There are outstanding liens in connection with or as noted below:

---------------------------- ---------------------------- -------------------------------------- --------------------------------
Leasing Company              Lease Number                 Equipment Type                         Location
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24605892                     Copier                                 Atlanta, GA-In Storage
---------------------------- ---------------------------- -------------------------------------- --------------------------------

---------------------------- ---------------------------- -------------------------------------- --------------------------------
CitiCapital                  20012430                     Copier                                 Vienna, VA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-0048594-000              Copier                                 Vienna, VA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-0042260-000              Copier                                 Irving, TX
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 2507714                      Postage Meter                          Irving, TX
---------------------------- ---------------------------- -------------------------------------- --------------------------------

---------------------------- ---------------------------- -------------------------------------- --------------------------------
IKON                         344540-948145                Fax                                    Irving, TX
---------------------------- ---------------------------- -------------------------------------- --------------------------------
IKON                         1259215-1704702              Copier                                 Irvine, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
PBCC                         5655908                      Postage Meter                          Irvine, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24429267                     Fax                                    Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
NeoPost                      8497561                      Postage Meter                          Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24488474                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24497177                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 258160                       Postage Meter                          Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24580495                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24628187                     Fax                                    Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24628257                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24672816                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
De Lage Landen               24628257                     Copier/Scanner/Printer                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 8170715                      Overnite Pkgs. Scanner                 Jersey City, NJ
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-004-43986                Copier                                 Metairie, LA--In Storage
---------------------------- ---------------------------- -------------------------------------- --------------------------------
IKON                         1259215-1721480              Copier                                 San Francisco, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 6065528                      Postage Meter                          San Francisco, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
CIT                          900-0043986-000              Copier                                 San Rafael, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Pitney Bowes                 5218319                      Postage Meter                          San Rafael, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------
Avaya                        102124323                    Phone System                           San Rafael, CA
---------------------------- ---------------------------- -------------------------------------- --------------------------------


                           Schedule 7.17 - Other Liens
                           ---------------------------